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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LONE PINE RESOURCES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LONE PINE RESOURCES INC.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

April 5, 2012

Dear Fellow Stockholder:

        You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Lone Pine Resources Inc. to be held at 9:30 a.m., Mountain Daylight Time, on May 16, 2012, at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9.

        The matters to be acted on at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Additionally, we will report on Lone Pine's business and financial performance.

        It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to submit a proxy containing your voting instructions, as soon as possible, by completing, signing and mailing the enclosed proxy card or use the telephone or Internet voting.

        We hope you will be able to join us at our Annual Meeting in Calgary on May 16, 2012.

Sincerely,

Patrick R. McDonald Chairman of the Board	David M. Anderson President & Chief Executive Officer

LONE PINE RESOURCES INC.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 5, 2012

To the Stockholders of Lone Pine Resources Inc.:

        The 2012 Annual Meeting of Stockholders of Lone Pine Resources Inc. ("Lone Pine") will be held on May 16, 2012, at 9:30 a.m., Mountain Daylight Time, at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9 (the "Annual Meeting"). At the Annual Meeting, we will consider and vote upon the following matters:

  (1)
  The election of three Class I directors to serve until the 2015 Annual Meeting of Stockholders;

  (2)
  Approval of the Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan;

  (3)
  An advisory vote to approve named executive officer compensation;

  (4)
  An advisory vote on the frequency of executive compensation advisory votes;

  (5)
  The ratification of the appointment by the Audit and Reserves Committee of Ernst & Young LLP, Canada as the independent registered public accounting firm of Lone Pine for the year ending December 31, 2012; and

  (6)
  The consideration of any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

        If you were a stockholder at the close of business on March 26, 2012, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting. A list of stockholders will be available and may be inspected during normal business hours for a period of at least 10 days prior to the Annual Meeting at the offices of Lone Pine, located at Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4. The list of stockholders will also be available for your review at the Annual Meeting. In the event there are not sufficient votes to constitute a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        Your vote is important. Even if you plan to attend the Annual Meeting, please complete, sign and mail the enclosed proxy card as promptly as possible in the accompanying envelope or use the telephone or Internet voting.

By Order of the Board of Directors,

Charles R. Kraus Vice President, General Counsel & Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2012

The Notice of Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders for the fiscal year ended December 31, 2011 are available at www.proxyvote.com.

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ii

PROXY STATEMENT

        This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors (our "Board") of Lone Pine Resources Inc. ("Lone Pine") for use at the 2012 Annual Meeting of Stockholders of Lone Pine (the "Annual Meeting").

2012 ANNUAL MEETING DATE AND LOCATION

        The Annual Meeting will be held at The Metropolitan Conference Centre, 333 - 4th Avenue SW, Calgary, Alberta T2P 0H9, on May 16, 2012, at 9:30 a.m., Mountain Daylight Time, or at such other time and place to which the Annual Meeting may be adjourned. References in this Proxy Statement to the "Annual Meeting" also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

DELIVERY OF PROXY MATERIALS

        The Notice of Annual Meeting, this Proxy Statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2011 ("2011 Annual Report") are being mailed together on or about April 5, 2012 to each of our stockholders entitled to notice of and to vote at the Annual Meeting.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting, including the election of three Class I directors, the approval of the Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan (the "Purchase Plan"), an advisory vote to approve named executive officer compensation, an advisory vote on the frequency of executive compensation advisory votes, the ratification of Ernst & Young LLP, Canada ("Ernst & Young LLP") as our independent registered public accounting firm for the fiscal year ending December 31, 2012 and the consideration of any other matters properly presented at the Annual Meeting. In addition, our management will report on our business and financial performance during fiscal year 2011 and respond to your questions.

Who is entitled to vote at the Annual Meeting?

        Only our stockholders as of 5:00 p.m., Mountain Daylight Time, on March 26, 2012, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. On March 26, 2012, there were 85,026,202 shares of Lone Pine common stock issued and outstanding and entitled to vote at the Annual Meeting.

How many votes can I cast?

        You are entitled to one vote for each share of Lone Pine common stock you owned at 5:00 p.m., Mountain Daylight Time, on March 26, 2012, on all matters presented at the Annual Meeting.

 What is the difference between a stockholder of record and a "street name" holder?

        Most stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

  •
  Stockholder of Record.  If your shares are registered directly in your name with Computershare Shareowner Services LLC (formerly known as BNY Mellon Shareowner Services), our U.S. transfer agent, or Equity Financial Trust Company, our Canadian transfer agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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  Street Name Stockholder.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your bank, broker or nominee how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtained a signed proxy from the holder of record giving you the right to vote the shares.

How do I vote my shares?

        Stockholders of Record:    Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

  •
  By Internet.  You may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have your proxy card in hand when you log onto the website. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 15, 2012.

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  By Telephone.  You may submit a proxy by telephone (from the United States and Canada only) using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on May 15, 2012.

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  By Mail.  You may indicate your vote by completing, signing and dating your proxy card and returning it in the enclosed postage-paid envelope or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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  In Person.  You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

        Street Name Stockholders:    Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods:

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  By Mail.  You may indicate your vote by completing, signing and dating your proxy card or other information forwarded by your bank, broker or other holder of record and returning it to such party in the manner provided in such materials.

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  By Methods Listed on Proxy Card.  Please refer to your proxy card or other information forwarded by your bank, broker or other holder of record to determine whether you may submit a proxy by telephone or electronically on the Internet, following the instructions on your proxy card or other information provided by the holder of record.

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  In Person with a Proxy from the Holder of Record.  You may vote in person at the Annual Meeting if you obtain a legal proxy from your bank, broker or other holder of record. Please consult the voting form or other information sent to you by your bank, broker or other holder of record to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

 May I revoke my proxy?

        Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by:

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  submitting written notice of revocation to Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, Attn: Corporate Secretary, no later than May 15, 2012;

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  submitting a later dated proxy with new voting instructions by mail, telephone or the Internet voting facilities; or

  •
  attending the Annual Meeting and voting your shares in person.

        If you are a street name stockholder and you vote by proxy, you may change your vote by submitting new voting instructions to your bank, broker or nominee in accordance with that entity's procedures.

What is the effect of broker non-votes and abstentions and what vote is required to approve each proposal?

        If you are a street name stockholder, you will receive instructions from your broker or other nominee describing how to vote your shares. If you do not instruct your broker or other nominee how to vote your shares, it may vote your shares as it decides as to each matter for which it has discretionary authority under the rules of the New York Stock Exchange ("NYSE").

        There are also non-discretionary matters for which brokers and other nominees that are subject to the rules of the NYSE do not have discretionary authority to vote unless they receive timely instructions from you. When a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its proxy, a "broker non-vote" results. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

        Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

        If you are a street name stockholder, and you do not give voting instructions, pursuant to NYSE Rule 452, the holder of record will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 2 (Approval of the Purchase Plan), Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation) and Proposal 4 (Advisory Vote on the Frequency of Executive Compensation Advisory Votes), and your shares will be considered broker non-votes with respect to these proposals. If you are a street name stockholder, and you do not give voting instructions, the holder of record will nevertheless be entitled to vote your shares with respect to Proposal 5 (Ratification of the Appointment of Ernst & Young LLP) in the discretion of the holder of record.

  •
  Proposal 1 (Election of Directors):  To be elected, each nominee for election as a director must receive the affirmative vote of a plurality of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This means that director nominees with the most votes are elected. Votes may be cast in favor of or withheld from the election of each nominee. Votes that are withheld from a director's election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. Broker non-votes will have no effect on the outcome of the vote on the election of a director.

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  Proposal 2 (Approval of the Purchase Plan):  Approval of this proposal requires the affirmative vote of the holders of a majority of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

  •
  Proposal 3 (Advisory Vote to Approve Named Executive Officer Compensation):  Approval of this proposal requires the affirmative vote of the holders of a majority of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on our company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or our Board. However, the Compensation Committee will take into account the outcome of this vote when considering future executive compensation decisions.

  •
  Proposal 4 (Advisory Vote on the Frequency of Executive Compensation Advisory Votes):  Approval of this proposal requires the affirmative vote of the holders of a majority of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority vote of our common stock present in person or by proxy at the Annual Meeting and entitled to vote, the option receiving the greatest number of votes will be considered the frequency recommended by our stockholders. While this vote is required by law, it will neither be binding on our company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company or our Board. However, our Board will take into account the outcome of this vote in making a determination on the frequency at which advisory votes on executive compensation will be included in our proxy statements for future annual meetings.

  •
  Proposal 5 (Ratification of the Appointment of Ernst & Young LLP):  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires the affirmative vote of the holders of a majority of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" this proposal.

        Our Board has appointed Edward J. Bereznicki, Executive Vice President & Chief Financial Officer, and Charles R. Kraus, Vice President, General Counsel & Corporate Secretary, as the management proxy holders for the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holders in accordance with the instructions on the proxy card you submit by mail or the instructions provided for any proxy submitted by telephone or Internet, as applicable. For stockholders who have their shares voted by duly submitting a proxy by mail, telephone or Internet, the management proxy holders will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise.

        Our Board recommends a vote:

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  FOR each of the Class I director nominees;

  •
  FOR approval of the Purchase Plan;

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  FOR the advisory vote to approve named executive officer compensation;

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  FOR EVERY THREE YEARS on the advisory vote on the frequency of executive compensation advisory votes; and

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  FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

What is a quorum?

        A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock entitled to vote at such meeting. There must be a quorum for the Annual Meeting to be held. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the Annual Meeting from time to time until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

        We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to our stockholders in connection with the Annual Meeting. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. We have retained Broadridge Investor Communication Services ("Broadridge") to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Broadridge a fee of US$5,500 and reimburse it for certain expenses. In addition, we will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy materials to the beneficial owners of our common stock.

May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

        You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read "Stockholder Proposals for 2013 Annual Meeting" for information regarding the submission of stockholder proposals and director nominations for consideration at next year's annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2012

The Notice of Annual Meeting of Stockholders, this Proxy Statement for the Annual Meeting and our Annual Report to Stockholders for the fiscal year ended December 31, 2011 are available at www.proxyvote.com.

CURRENCY PRESENTATION

        In this Proxy Statement, references to "U.S. dollars" or "US$" are to United States dollars and references to "Canadian dollars" or "Cdn$" are to Canadian dollars. We are presenting information in this Proxy Statement in U.S. dollars, unless otherwise indicated, in accordance with the rules of the Securities and Exchange Commission ("SEC"). Please note that we changed our reporting currency from the U.S. dollar to the Canadian dollar effective October 1, 2011 and that the information included in our 2011 Annual Report is presented in Canadian dollars.

CORPORATE GOVERNANCE

        We are committed to good corporate governance. Our Board has adopted several governance documents to guide the operation and direction of our Board and its committees, which include the Board of Directors' Charter/Corporate Governance Guidelines, Code of Business Conduct and Ethics for Employees and Officers, Code of Business Conduct and Ethics for Members of the Board of Directors and charters for the Audit and Reserves Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these documents is available on our website at www.lonepineresources.com, and stockholders may obtain printed copies, free of charge, by sending a written request to Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4, Attn: Corporate Secretary.

Board of Directors' Charter/Corporate Governance Guidelines

        Our Board has adopted Board of Directors' Charter/Corporate Governance Guidelines ("Governance Guidelines"). Among other matters, the Governance Guidelines include the following:

  Director Qualification Standards

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  The Nominating and Corporate Governance Committee is responsible for evaluating candidates for nomination to our Board, including those recommended by stockholders, and will conduct appropriate inquiries into the backgrounds and qualifications of possible candidates. Our Board considers candidates diverse in gender, ethnic background and professional experience.

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  All candidates must possess the following personal characteristics: integrity and accountability, informed judgment, financial literacy, mature confidence and high performance standards. In addition, our Board looks for recognized achievement and reputation, an ability to contribute to specific aspects of our company's activities and the willingness and ability to make the commitment of time and effort required, including attendance at all Board meetings and committee meetings of which he or she is a member.

  •
  Our Board's size is fixed from time to time pursuant to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws. Pursuant to our Amended and Restated Certificate of Incorporation, the authorized number of directors is between five and 12. The directors are divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. Our Board currently consists of seven directors.

  Director Responsibilities

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  The overall responsibility of each director is overseeing the development of, and approving, our goals and objectives and the strategy for their achievement, including providing oversight and guidance on the strategic issues facing our company and on the implementation of appropriate business plans to effect our strategy and monitoring our progress towards the execution of our strategy and the attainment of our goals and objectives. In addition, our Board has the responsibility to understand the principal risks of the business in which our company is engaged, to achieve a proper balance between risks incurred and the potential return to stockholders and to confirm that there are systems in place that effectively monitor and manage those risks with a view to our long-term viability.

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  Directors are expected to attend Board meetings and meetings of committees on which they serve and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly.

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  Directors are expected to attend the annual meeting of stockholders.

  Director Access to Management and Independent Advisors

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  Directors have complete access to our senior management and independent advisors.

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  Our Board has the right at any time to retain independent outside financial, legal or other advisors, without obtaining the approval of any officer in advance.

  Chief Executive Officer Evaluation and Management Succession

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  Each year, the Nominating and Corporate Governance Committee leads our Board in the annual performance review of our management, including our Chief Executive Officer.

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  The Nominating and Corporate Governance Committee meets annually on succession planning.

  Annual Performance Evaluation, Director Orientation and Continuing Education

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  The Nominating and Corporate Governance Committee leads the annual performance review of our Board and its committees.

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  All new directors must participate in a director orientation session.

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  Continuing directors are provided opportunities for continuing education to become more knowledgeable about specific areas of importance to our operations and governance.

Code of Business Conduct and Ethics for Employees and Officers

        Our Board has adopted a Code of Business Conduct and Ethics for Employees and Officers, including our Chief Executive Officer and senior financial officers. Among other matters, this Code requires each of these officers to:

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  act with honesty and integrity and in accordance with the highest legal and ethical standards;

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  comply with all applicable legal requirements of the United States, Canada and each other country in which we conduct business;

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  exercise good judgment so as to act in a manner that will reflect favorably upon our company and the individual;

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  comply with generally accepted accounting principles and internal controls at all times; and

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  report any violations of the Code to our Compliance Officer.

Code of Business Conduct and Ethics for Members of the Board of Directors

        Our Board has adopted a Code of Business Conduct and Ethics for Members of the Board of Directors, which sets forth the standards of behavior expected of each of our directors. Any waiver or amendment of this Code may be made only by our Board and must be promptly disclosed to our stockholders. Among other matters, this Code requires each of our directors to:

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  avoid conflicts of interest and disclose any material transactions or relationships that reasonably could be expected to give rise to a conflict of interest;

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  protect our assets and ensure their efficient use;

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  comply, and require compliance by employees, officers and other directors, with all laws, rules and regulations applicable to our company, including insider trading laws; and

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  report any violations of the Code to the Chairman of the Nominating and Corporate Governance Committee.

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND COMMITTEES

        Our Governance Guidelines require our Board to hold at least four quarterly meetings per year. In 2011, our Board met five times and acted by unanimous written consent 17 times. All of our directors attended at least 75% of these meetings. The Annual Meeting is our first annual meeting of stockholders. Under our Governance Guidelines, our directors are expected to attend each annual meeting of our stockholders.

        Our Board and each of its committees annually conduct a self-evaluation to assess, and identify opportunities to improve, their respective performance. The Nominating and Corporate Governance Committee leads our Board in its annual self-evaluation.

Board Leadership Structure

        Our Board has determined that having an independent director serve as non-executive Chairman of our Board is in the best interest of our stockholders at this time. Our Chief Executive Officer is responsible for setting our strategic direction and providing us day-to-day leadership, while the Chairman of our Board facilitates the functioning of our Board independently of management. We believe this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board.

Board Diversity

        Our Board's objective is to select individuals with the skills and characteristics that taken together will assure a strong Board with experience and expertise in business and corporate governance. Our Board considers candidates diverse in gender, ethnic background and professional experience.

Independence of the Members of our Board

        Our Board evaluated all relevant transactions and relationships between each director, or any of his family members, and our company, senior management and independent registered accounting firm. Based on this evaluation, our Board has determined that Messrs. Fitzpatrick, Hohm, Keough, McDonald, McKenzie and Wonnacott are each an independent director, as that term is defined under the NYSE's listing standards.

        In making its independence determinations, our Board considered the fact that Mr. Keough is a partner at Bennett Jones LLP, a law firm that has provided legal services to our company and Lone Pine Resources Canada Ltd. (formerly Canadian Forest Oil Ltd., "LPR Canada") for a number of years, including prior to Mr. Keough joining our Board. However, our Board has determined that Mr. Keough's status as a partner of Bennett Jones LLP does not affect his independence with our company, noting that Mr. Keough does not personally provide any legal services to our company, nor does he directly oversee any other lawyers that provide legal services to our company, and Mr. Keough does not have a direct or indirect material interest in the fees we pay to Bennett Jones LLP. Similarly, our Board considered the fact that Mr. Wonnacott is one of six equal partners that owns 66.66% of Buffalo Inspection Services, a company that has provided testing services to our company. However, Mr. Wonnacott has no active role in the services that the company provides, and the amount we paid for those services was less than US$1,000 in 2011 and less than US$300,000 in the aggregate since 2006. As a result, our Board has determined that Mr. Wonnacott's status as an indirect owner of the service company does not affect his independence and does not interfere with the exercise of his independent judgment. Mr. Anderson is not independent because he currently serves as our President & Chief Executive Officer.

        We have in the past, and may, in the future, make donations to various charitable organizations. From time to time, some of our directors, officers and employees have been, and in the future may be, affiliated with such charities. During its independence review, our Board determined that any such affiliations did not impact the independence of our directors.

Executive Sessions of our Board

        The independent directors meet in executive session four times per year and special meetings are held as needed for the directors to properly discharge their responsibilities. Mr. McDonald, the non-executive Chairman of our Board, presides over these meetings and is responsible for preparing an agenda for the meetings of the independent directors in executive session.

Risk Oversight

        Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of our Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. In particular, the Audit and Reserves Committee is charged with oversight relating to our system of internal controls, the internal audit function, retaining and, if appropriate, terminating the independent registered public accounting firm, as well as approving the selection of our independent petroleum engineers and meeting with management and our independent petroleum engineers to review the estimates of our oil and gas reserves. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. In addition, the entire Board reviews our business strategy, the management of our balance sheet and the implementation of our annual business plan and budget. Our annual business plan and budget includes our capital expenditures plan for the year. Our annual business plan and budget are also the source for most of the targets used in our annual incentive compensation plan, which the Compensation Committee oversees.

Committees of our Board

        Our Board has established four standing committees to assist it in discharging its responsibilities: the Audit and Reserves Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Executive Committee. The following chart reflects the current membership of each committee:

Name	Audit and Reserves Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee
David Fitzpatrick		*		*
Dale Hohm	**
Loyola Keough			**
Patrick McDonald	*	*		**
Donald McKenzie		**	*
Robert Wonnacott	*		*
David Anderson				*

*
Member

**
Chairman

 Audit and Reserves Committee

        The Audit and Reserves Committee is responsible for oversight of company risks relating to accounting matters, financial reporting and legal and regulatory compliance. In particular, our Audit and Reserves Committee has the following responsibilities pursuant to its charter:

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  oversee the integrity of our financial statements (including oversight of our accounting and financial reporting processes and the audits of our financial statements);

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  retain our independent registered public accounting firm;

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  oversee the independence, qualifications and performance of any independent registered public accounting firm for the purpose of preparing or issuing our audit report or performing other audit, review or other attest services;

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  oversee the effectiveness and performance of our internal audit function;

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  oversee our system of internal controls and our internal audit function;

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  provide an open avenue of communication among our independent registered public accounting firm, financial and senior management, the internal auditing department and our Board;

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  approve the selection of our independent qualified reserves evaluator; and

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  meet with management and our independent qualified reserves evaluator to review the estimates of our oil and gas reserves.

        In connection with these purposes and to satisfy its oversight responsibilities, the Audit and Reserves Committee annually selects, engages and evaluates the performance and on-going qualifications of, and determines the compensation for, our independent registered public accounting firm, reviews our annual and quarterly financial statements and confirms the independence of our independent registered public accounting firm. The Audit and Reserves Committee also meets with our management and independent registered public accounting firm regarding the adequacy of our financial controls and our compliance with legal, tax and regulatory matters and our significant policies. In particular, the Audit and Reserves Committee separately meets regularly with our Chief Financial Officer, Director of Reporting and Compliance, Controller, Ernst & Young LLP and other members of management. The Audit and Reserves Committee Chairman routinely meets between formal committee meetings with our Chief Financial Officer, Director of Reporting and Compliance and Ernst & Young LLP. The Audit and Reserves Committee also receives regular reports regarding issues such as the status and findings of audits being conducted by the internal and independent auditors, accounting changes that could affect our financial statements and proposed audit adjustments.

        While the Audit and Reserves Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit and Reserves Committee to plan or conduct audits, to determine that our financial statements are complete and accurate or to determine that such statements are in accordance with accounting principles generally accepted in the United States and other applicable rules and regulations. Our management is responsible for the preparation of our financial statements in accordance with accounting principles generally accepted in the United States and our internal controls. Our independent registered public accounting firm is responsible for the audit work on our financial statements. It is also not the duty of the Audit and Reserves Committee to conduct investigations or to assure compliance with laws and regulations or with our policies and procedures. Our management is responsible for compliance with laws and regulations and compliance with our policies and procedures.

        The Audit and Reserves Committee held two meetings and acted by unanimous written consent three times during 2011. Our Board has determined that all members of the Audit and Reserves Committee are independent as that term is defined in the NYSE's listing standards and by Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In making its determinations, the Board considered the fact that Mr. Wonnacott is one of six equal partners that owns 66.66% of Buffalo Inspection Services, a company that has provided testing services to our company. However, Mr. Wonnacott has no active role in the services that the company provides, and the amount we paid for those services was less than US$1,000 in 2011 and less than US$300,000 in the aggregate since 2006. As a result, the Board has determined that Mr. Wonnacott's status as an indirect owner of the service company did not affect his status as independent, as that term is defined in the NYSE's listing standards and by Rule 10A-3 promulgated under the Exchange Act, and did not interfere with the exercise of his independent judgment. Our Board has determined that each member of the Audit and Reserves Committee is financially literate and that each of Messrs. Hohm and McDonald is an "audit committee financial expert" as such term is defined by the SEC. For information regarding the business experience of Messrs. Hohm and McDonald, please read "Proposals to be Voted on by Stockholders—Proposal 1—Election of Directors."

Compensation Committee

        The Compensation Committee is responsible for risks relating to employment policies and our compensation and benefits systems. Pursuant to its charter, the purposes of the Compensation Committee are to:

  •
  establish and review the overall compensation philosophy of our company;

  •
  review the corporate goals and objectives set by our Board, determine how to apply those goals and objectives to the compensation of our Chief Executive Officer and other executive officers;

  •
  evaluate the performance of our officers in light of established criteria and determine and approve the annual salary, bonus, stock options and other benefits, direct and indirect, of our Chief Executive Officer and other executive officers based on this evaluation;

  •
  prepare an annual compensation committee report as required by the SEC to be included or incorporated by reference in our Annual Report on Form 10-K filed with the SEC;

  •
  review and discuss with management the disclosures under "Executive Compensation—Compensation Discussion and Analysis" and, based on that review, determine whether to recommend to our Board that such Compensation Discussion and Analysis be included or incorporated by reference in our Annual Report on Form 10-K, in accordance with applicable rules and regulations;

  •
  conduct or authorize investigations into any matter within the scope of the responsibilities delegated to the Compensation Committee as it deems appropriate, including the authority to request any of our officers, employees or advisors to meet with the Compensation Committee or any advisors engaged by the Compensation Committee;

  •
  review and discuss items required to be included in this Proxy Statement pursuant to Rules 14a-21(a) and 14a-21(b) under the Exchange Act (the so-called "say-on-pay" and "say-when-on-pay" votes, respectively) and make recommendations to our Board regarding such matters;

  •
  determine the frequency of "say-on-pay" votes to be held at annual meetings of our stockholders; and

  •
  review, discuss and make recommendations to our Board with respect to the outcome of any "say-on-pay" and "say-when-on-pay" votes by our stockholders.

        In connection with these purposes, the Compensation Committee works with our executive officers, including our Chief Executive Officer, to implement and promote our executive compensation strategy. See "Executive Compensation—Compensation Discussion and Analysis" for additional information on the Compensation Committee's processes and procedures for the consideration and determination of executive compensation.

        To the extent permitted by applicable law, the Compensation Committee may delegate some or all of its authority to subcommittees as it deems appropriate.

        The Compensation Committee held two meetings and acted by unanimous written consent seven times during 2011. Our Board has determined that all members of the Compensation Committee are independent as that term is defined in the NYSE's listing standards. In addition, all members of the Compensation Committee are "Non-Employee Directors" for purposes of Rule 16b-3 under the Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for oversight of our corporate governance principles and the recommendation of candidates to be nominated for election to our Board. Pursuant to its charter, the purposes of our Nominating and Corporate Governance Committee are to:

  •
  identify qualified candidates and make recommendations to our Board for selection of the candidates for all directorships to be filled by our Board or by our stockholders at an annual or special meeting;

  •
  oversee the evaluation of our Board and our executive officers;

  •
  establish, monitor and recommend the purpose, structure, operations and charters of the committees of our Board and annually recommend to our Board members to serve on the committees;

  •
  review, on an annual basis, non-employee director compensation and recommend any changes to our Board;

  •
  periodically assess the need for adoption of stock ownership guidelines and recommend such adoption, if any, to our Board for approval;

  •
  review the Code of Business Conduct and Ethics for Employees and Officers and recommend any proposed changes to our Board for approval;

  •
  review our Board's policy regarding the structure of the offices of Chairman of our Board and Chief Executive Officer; and

  •
  perform such other functions as our Board may assign to the Nominating and Corporate Governance Committee from time to time.

        In connection with these purposes, the Nominating and Corporate Governance Committee actively seeks individuals qualified to become members of our Board, seeks to implement the independence standards required by law, applicable listing standards, our Amended and Restated Certificate of Incorporation, our Second Amended and Restated Bylaws and our Governance Guidelines and identifies the qualities and characteristics necessary for an effective Chief Executive Officer.

        The Nominating and Corporate Governance Committee is responsible for establishing criteria for selecting new directors and actively seeking individuals to become directors for recommendation to our Board. In considering candidates for our Board, the Nominating and Corporate Governance Committee will consider (1) the competencies and skills our Board as a whole should possess, (2) the criteria for candidates, after considering the competencies and skills of the existing directors and (3) the competencies and skills of each potential new nominee. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of our Board may vary in light of its composition and the Nominating and Corporate Governance Committee's perceptions about future issues and needs. However, while the Nominating and Corporate Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating and Corporate Governance Committee may consider, among other factors, diversity, age, skill, experience in the context of the needs of our Board, independence qualifications and whether potential nominees have relevant business and financial experience, industry or other specialized expertise and high moral character.

        The Nominating and Corporate Governance Committee may consider candidates for our Board from any reasonable source, including from a search firm engaged by the Nominating and Corporate Governance Committee or stockholder recommendations, provided that the procedures set forth below are followed. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not. However, in evaluating a candidate's relevant business experience, the Nominating and Corporate Governance Committee may consider previous experience as a member of our Board. Any invitation to join our Board must be extended by our Board as a whole, by the Chairman of the Nominating and Corporate Governance Committee and by the Chairman of our Board.

        Stockholders or a group of stockholders may recommend potential candidates for consideration by the Nominating and Corporate Governance Committee by sending a written request to our Corporate Secretary at our principal executive offices, Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4 at least 90 days but not more than 120 days prior to the anniversary date of the preceding year's annual meeting. For additional information, see "Stockholder Proposals for 2013 Annual Meeting."

        The stockholder recommendation procedures described above do not preclude a stockholder of record from making nominations of directors or making proposals at any annual stockholder meeting; provided that they comply with the requirements described in the section entitled "Stockholder Proposals for 2013 Annual Meeting."

        The Nominating and Corporate Governance Committee held two meetings during 2011. Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent as defined under the NYSE's listing standards.

Executive Committee

        Pursuant to its charter, the Executive Committee serves when our Board is not in session. The Executive Committee may exercise all the power and authority of our Board except that the Executive Committee has no authority to act in connection with those matters that our Board may not delegate to the Executive Committee, as set forth in the General Corporation Law of the State of Delaware.

        The Executive Committee did not meet or take any action by unanimous written consent during 2011.

Communications with Directors

        Our Board welcomes communications from our stockholders and other interested parties. Stockholders and any other interested parties may send communications to our Board, to any committee of our Board, to the non-executive Chairman of our Board (who presides over the executive sessions of our independent and non-management directors) or to any director in particular, to:

c/o Lone Pine Resources Inc.
Suite 1100, 640 - 5th Avenue SW
Calgary, Alberta T2P 3G4

        Any correspondence addressed to our Board, to any committee of our Board, to the non-executive Chairman of our Board or to any one of the directors in care of our offices is required to be forwarded to the addressee or addressees without review by any person to whom such correspondence is not addressed.

CHANGE IN CONTROL

        Prior to the completion of our initial public offering on June 1, 2011 (the "IPO"), we were operated as a wholly-owned subsidiary of Forest Oil Corporation ("Forest"). Immediately following our IPO, Forest continued to own of record and beneficially 82.3% of our common stock, or 70,000,000 shares. On September 30, 2011, Forest distributed all of our shares of common stock that it owned to the holders of shares of its common stock as of the close of business on September 16, 2011 (the "Distribution"). Each of Forest's shareholders received 0.61248511 of a share of our common stock for each outstanding share of Forest common stock he or she owned as of September 16, 2011. Forest shareholders received cash in lieu of fractional shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The current members of the Compensation Committee are Donald McKenzie (Chairman), David Fitzpatrick and Patrick McDonald. Mr. Fitzpatrick has served on the Compensation Committee since its inception in March 17, 2011. Messrs. McKenzie and McDonald and former directors H. Craig Clark and H. Clayton Peterson each served on the Compensation Committee for a portion of fiscal year 2011. None of the directors who served on the Compensation Committee during 2011 has ever served as one of our officers or employees. During 2011, none of our executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on our Board or Compensation Committee.

 TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures

        A "related person transaction" is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds US$120,000, and in which any related person had, has or will have a direct or indirect material interest.

        Historically, related person transactions were reviewed by our Board without any formal policies or procedures being in place. In connection with the completion of our IPO, our Board adopted an Affiliate Transaction Policy and Codes of Conduct, each as described in more detail below for purposes of identifying, reviewing, assessing and approving related persons transactions. We believe the more detailed processes for identifying, reviewing, assessing and approving related person transactions required by our recently-adopted Affiliate Transaction Policy and Codes of Conduct is a preferable method for dealing with related person transactions as a public company going forward.

  Affiliate Transaction Policy

        Our Affiliate Transaction Policy covers all transactions between our company or any of our subsidiaries or controlled affiliates (including controlled joint ventures), on the one hand, and any designated person, on the other hand. The policy addresses, without limitation, the purchase or sale of assets, other than blind, open-market transactions in our securities over a regulated exchange. The policy does not address employment compensation arrangements with our executive officers or service on our Board by an officer or director of Forest prior to the Distribution. For purposes of this policy, a "designated person" is (1) any stockholder that beneficially owns more than 5% of our outstanding shares of common stock, (2) any of our directors or executive officers or any immediate family member of such a person (including in-laws) or (3) any person known to us to be an affiliate of a person under (1) or (2) (as "affiliate" is defined under U.S. federal securities laws).

        A summary of the procedures contained in our Affiliate Transaction Policy is set forth below.

  (1)
  All Lone Pine officers are notified of the policy in writing every year.

  (2)
  Our Board may pre-authorize transactions with designated persons that fall below dollar thresholds set by our Board. Any such pre-authorization may apply only to transactions that are in our ordinary course of business and are either easily comparable to observable market transactions or are on terms no less favorable than the designated person offers to unrelated third parties.

  (3)
  Our officers are required to provide our Board with all material information relating to any proposed covered transaction (other than a transaction authorized pursuant to paragraph 2 above).

  (4)
  In determining whether to authorize and approve any proposed covered transaction, our Board has broad discretion in determining whether the transaction is reasonable in light of the circumstances. It may rely on comparable market transactions, the use of an auction process, an independent valuation or other similar methods.

  (5)
  Our Board may review the terms of a proposed covered transaction outside the presence of any directors who have a financial interest in the proposed covered transaction.

  (6)
  Other than pursuant to paragraph 2 above, a proposed covered transaction may be approved only by a majority of those directors who have no financial interest in the proposed covered transaction.

  Codes of Conduct

        Our Code of Business Conduct and Ethics for Employees and Officers and our Code of Business Conduct and Ethics for Members of the Board of Directors (collectively, the "Codes of Conduct") provide that our employees, officers and directors should avoid conflicts of interest and provides guidance with respect to conflicts of interest. Conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of our company. We have multiple processes for reporting conflicts of interests. Under our Code of Business Conduct and Ethics for Employees and Officers, all employees are required to report any actual or potential conflicts of interest to their supervisors, who shall consult with the Compliance Officer to determine whether a conflict of interest actually exists and to recommend measures to be taken to neutralize the adverse effect of the conflict of interest reported, if any such measures are available or appropriate under the circumstances. Under our Code of Business Conduct and Ethics for Members of the Board of Directors, our directors are required to report any suspected violation of the code to the Chairman of our Nominating and Corporate Governance Committee.

        We also have other policies and procedures to prevent conflicts of interest. For example, our Governance Guidelines require that our Board assess the independence of the non-management directors at least annually, including a requirement that it determine whether or not any such directors have a material relationship with us, either directly or indirectly, as defined therein and as further described under "Information about our Board and Committees—Independence of the Members of our Board."

Transactions

        Prior to the completion of our IPO, we were operated as a wholly-owned subsidiary of Forest. Immediately following our IPO, Forest continued to own of record and beneficially 82.3% of our common stock, or 70,000,000 shares. On September 30, 2011, Forest distributed all of our shares of common stock that it owned to its shareholders.

        LPR Canada was a wholly-owned subsidiary of Forest since 1996 until it was transferred to us prior to completion of our IPO. Prior to the completion of our IPO, Forest historically provided corporate services such as executive oversight, insurance and risk management, treasury, information technology, legal, accounting, tax, marketing, corporate engineering, human resources and other services to us. Forest charged us management and insurance fees to cover these costs. These management and insurance fees and other costs incurred by Forest on our behalf, such as direct costs associated with acquisition and divestiture activities, settlements of equity compensation awards to LPR Canada employees and Canadian directors of Forest and other general and administrative expenses, such as travel and legal, were accrued in an account payable to Forest, which account was classified as a current liability within LPR Canada's consolidated balance sheet. Interest accrued on this balance, except for the portion attributable to equity compensation awards, at prime plus 5% per annum. The interest-bearing balance was repaid no later than the end of the second calendar month following the month in which the related transaction occurred, and the non-interest bearing balance was repaid immediately upon notice of an equity award settlement or exercise; however, Forest historically accepted repayment of these balances in the second year following the initial accrual.

        Prior to the completion of our IPO, we had a US$500 million promissory note payable to Forest. Borrowings under the promissory note bore interest at three-month LIBOR plus two times Forest's credit default swap rate, with such interest rate averaging 3.0% for 2010, and interest-bearing advances bear interest at prime plus 5.0%, with such interest rate averaging 8.25% for 2010. Since January 1, 2011 through the completion of our IPO, the largest aggregate amount of principal outstanding on the promissory note was US$354 million as of June 1, 2011. The promissory note was due on demand or, failing such demand, on November 11, 2014. Interest on the promissory note accrued and compounded at the end of each calendar month, with the interest accruing for any calendar year to be deferred and paid on or before the last business day of the second calendar year following the year in which the interest accrued; provided, however, that if the principal amount became due and payable, all accrued interest was also due and payable. We used a portion of the net proceeds from our IPO, together with borrowings under our bank credit facility, to repay all outstanding amounts owed to Forest, after which point the promissory note was cancelled.

        This section provides a summary description of certain agreements between Forest and us relating to our IPO and our relationship with Forest after our IPO. When used in this section, "separation date" refers to May 26, 2011, the date on which Forest contributed the Canadian business and operations to us, and "distribution date" refers to September 30, 2011, the date on which Forest distributed, or spun-off, its remaining shares of our common stock to its shareholders.

        This description of the agreements is a summary and, with respect to each such agreement, is qualified by reference to the terms of the agreement, each of which was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. We encourage you to read the full text of these agreements. We entered into these agreements with Forest immediately prior to the completion of our IPO; accordingly, we entered into these agreements with Forest in the context of our relationship as a wholly-owned subsidiary of Forest. The prices and other terms of these agreements may be less favorable to us than those we could have obtained in arm's-length negotiations with unaffiliated third parties for similar services or under similar agreements.

  Separation and Distribution Agreement

        The separation and distribution agreement contains the key provisions related to our separation from Forest, our IPO and the Distribution.

        The Separation.    The separation and distribution agreement provided, among other things, for, subject to the terms and conditions contained therein, the contribution by Forest of its approximate 86.6% direct ownership interest in LPR Canada and its 100% direct and indirect ownership interest in each of Wiser Oil Delaware, LLC and Wiser Delaware LLC, which collectively own the remaining interest in LPR Canada, to us in exchange for 69,999,999 shares of our common stock and cash consideration of US$29 million.

        Conditions to our IPO and the Distribution.    The separation and distribution agreement provided that our IPO and the Distribution were subject to the satisfaction or waiver of certain conditions. In particular, the separation and distribution agreement provided that Forest would not effect our IPO or the Distribution unless Forest obtained a private letter ruling from the IRS and/or an opinion of its outside tax advisor, in either case reasonably acceptable to the Forest board of directors, to the effect that the contribution by Forest of its direct and indirect ownership interest in LPR Canada to us and the distribution by Forest of the shares of our common stock held by Forest after our IPO should qualify for U.S. federal income tax purposes as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code. Forest obtained an opinion of its outside tax advisor and a private letter ruling from the IRS, in each case that was acceptable to the Forest board of directors, to the effect that the contribution by Forest of its direct and indirect ownership interest in LPR Canada to us and the distribution by Forest of the shares of our common stock held by Forest after our IPO should qualify for U.S. federal income tax purposes as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code, which opinion and private letter ruling satisfied the related conditions to our IPO and the Distribution.

        Claims.    Generally, we assumed liability for all pending, threatened and unasserted legal matters related to our business or our assumed or retained liabilities, and Forest retained liability for all pending, threatened and unasserted legal matters related to its business or its assumed or retained liabilities. We and Forest each indemnified the other for any liability to the extent arising from such assumed or retained legal matters.

        Releases.    Except as otherwise provided in the separation and distribution agreement, each of Forest and us released and discharged the other and their respective subsidiaries, successors and assigns from all liabilities existing or arising from any acts or events occurring or failing to occur, or alleged to have occurred or to have failed to occur, or any conditions existing or alleged to have existed on or before the separation from Forest. The releases did not extend to obligations or liabilities under any agreements between Forest and us that remained in effect following the separation, which agreements included, but are not limited to, the separation and distribution agreement, the transition services agreement, the registration rights agreement, the tax sharing agreement and the employee matters agreement.

        Indemnification.    In addition, the separation and distribution agreement provided for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of Forest's business with Forest. Specifically, each party will indemnify, defend and hold harmless the other party, its affiliates and subsidiaries, successors and assigns and its officers, directors, employees and agents for any losses arising out of or otherwise in connection with:

  •
  the liabilities each such party assumed or retained pursuant to the separation and distribution agreement;

  •
  the operation of such party's business; and

  •
  any breach by such party of the separation and distribution agreement or the other separation agreements.

        We will indemnify, defend and hold harmless Forest, its affiliates and subsidiaries, successors and assigns and its officers, directors, employees and agents for any losses arising out of or otherwise in connection with any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated in the Registration Statement on Form S-1 filed in connection with our IPO or the related prospectus, or necessary to make the statements in such registration statement or prospectus not misleading.

        The separation and distribution agreement also specified procedures with respect to claims subject to indemnification and related matters.

        Insurance.    The separation and distribution agreement provided for the allocation among the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the separation and sets forth procedures for the administration of insured claims and the allocation of proceeds. In addition, the separation and distribution agreement provided that upon completion of the Distribution, Forest and we will be solely responsible for our respective programs of insurance, which will be separate and apart from one another. The separation and distribution agreement also provided that each party will obtain, subject to the terms of the agreement, certain directors and officers insurance policies for acts and omissions occurring on or after the effective date of the Registration Statement on Form S-1 relating to our IPO.

        The Distribution.    The separation and distribution agreement governed the rights and obligations of Forest and us regarding the Distribution. On September 30, 2011, Forest completed the Distribution by means of a special stock dividend of 70,000,000 shares of our common stock that Forest previously owned to Forest's shareholders of record as of the close of business on September 16, 2011. Each of Forest's shareholders received 0.61248511 of a share of our common stock for each outstanding share of Forest common stock he or she owned as of the September 16, 2011. Forest shareholders received cash in lieu of fractional shares.

        For two years after the completion of our IPO, (1) Forest agreed not to acquire any oil and gas properties in Canada, unless such oil and gas properties in Canada constitute less than a majority of the assets included in a particular business opportunity, and (2) we agreed not to acquire any oil and gas properties in the United States, unless such oil and gas properties in the United States constitute less than a majority of the assets included in a particular business opportunity. However, during this two-year period, if Forest obtains our prior consent with respect to a defined area in Canada, it may engage in activities in that area, and, similarly, if we obtain Forest's prior consent with respect to a defined area in the United States, we may engage in activities in that area.

        For two years after the completion of our IPO, neither we nor Forest will be permitted to solicit each other's active employees for employment without the other's consent.

        Expenses.    We were responsible for all costs incurred in connection with our IPO. We and Forest generally were each responsible for 50% of all costs (including all third-party costs) incurred in connection with the Distribution.

  Transition Services Agreement

        In connection with our IPO, we entered into a transition services agreement with Forest, pursuant to which Forest agreed to provide to us, on a transitional basis, certain administrative services, including, among other things, executive oversight, insurance and risk management, treasury, information technology, legal, accounting, tax, marketing, corporate engineering, human resources and investor relations, consistent with the services provided by Forest to us before the separation. The charges for the transition services generally were intended to allow Forest to fully recover the costs directly associated with providing the services to us, plus all out-of-pocket costs and expenses, without profit. The charges for each of the transition services generally were based on the product of (1) the number of hours each applicable employee bills during the billing month and (2) such employee's total hourly compensation (based on his or her base salary plus applicable burden and bonus). Forest provided us with reasonable information that supports the charges for such transition services. The total amount paid to Forest under the transition services agreement was US$0.3 million. We completed the transition of those services provided by Forest prior to the termination of the transition services agreement. The services provided under the transition services agreement terminated on December 1, 2011.

        Subject to certain exceptions, Forest's liability for providing services under the transition services agreement was generally limited to the aggregate amount (excluding any third-party costs and expenses included in such amount) actually paid to Forest by us pursuant to the transition services agreement. The transition services agreement also provided that Forest shall not be liable to us for any consequential, special, indirect, incidental, punitive or exemplary damages.

  Tax Sharing Agreement

        In connection with our IPO, we entered into a tax sharing agreement with Forest. The tax sharing agreement governed the respective rights, responsibilities and obligations of Forest and us with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. The tax sharing agreement will remain in effect until the parties agree in writing to its termination; however, notwithstanding any such termination, the tax sharing agreement will remain in effect with respect to any payments or indemnification due for all taxable periods prior to such termination during which the agreement was in effect.

        In general, under the tax sharing agreement:

  •
  we and Forest agreed to cooperate in the preparation of tax returns and with regard to any audits related to our or their tax returns;

  •
  with respect to any periods (or portions thereof) ending prior to the Distribution, Forest will pay any U.S. federal income taxes of the "affiliated group" of which Forest is the common parent and, if we (including any of our subsidiaries) are included in that affiliated group, we will pay Forest an amount equal to the amount of U.S. federal income tax we would have paid had we filed a separate consolidated U.S. federal income tax return, subject to certain adjustments. With respect to any periods (or portions thereof) beginning after the Distribution, we will be responsible for any U.S. federal income taxes of us or our subsidiaries;

  •
  with respect to any periods (or portions thereof) ending prior to the Distribution, Forest will pay any U.S. state or local income taxes that are determined on a consolidated, combined or unitary basis and, if we (including any of our subsidiaries) are included in such determination, we will pay Forest an amount equal to the amount of tax we would have paid had we filed a separate return for such income, subject to certain adjustments;

  •
  with respect to any periods (or portions thereof) beginning after the Distribution, we will be responsible for any U.S. state or local income taxes of us or our subsidiaries;

  •
  Forest will be responsible for any U.S. federal, state, local or foreign taxes due with respect to tax returns that include only Forest and/or its subsidiaries (excluding us and our subsidiaries), and we will be responsible for any U.S. federal, state, local or foreign taxes due with respect to tax returns that include only us and/or our subsidiaries;

  •
  to the extent that any gain or income is recognized by Forest (including its controlled subsidiaries) in connection with the failure of the Distribution to be wholly-tax free under Sections 355 and 368(a)(1)(D) of the Code, we will indemnify Forest for any taxes on such gain or income to the extent such failure is attributable to:

  (1)
  any inaccurate written representation or warranty by us in connection with any tax ruling requested or received from the IRS or opinions of Forest's outside tax advisors;

  (2)
  any breach by us of applicable covenants in the tax sharing agreement; or

  (3)
  any action taken by us;

  •
  we will indemnify Forest for certain Canadian tax-related liabilities incurred by Forest with respect to the contribution to us of its ownership interests and certain indebtedness in LPR Canada and the transactions contemplated in conjunction with such contribution (including Forest's costs to contest adverse tax claims, which contests it will control); and

  •
  the tax sharing agreement also assigns responsibilities for administrative matters, such as the filing of tax returns, payment of taxes due, retention of records and conduct of audits, examinations or similar proceedings.

        Forest and we expect that the contribution and the Distribution, taken together, should qualify for U.S. federal income tax purposes as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Code. Forest has obtained an opinion of its outside tax advisor and a private letter ruling from the IRS to such effect. In connection with the ruling request and the opinion, we made certain representations regarding our company and our business, and Forest made certain representations regarding it and its business.

        We also agreed to certain restrictions that are intended to preserve the tax-free status of the contribution and the Distribution. Under these agreements, we were unable to issue or sell our common stock or other securities (including securities convertible into our common stock but excluding certain compensation arrangements) during the period prior to the Distribution. We were also restricted in our ability to sell assets prior to the Distribution. For a period of two years after the date of the Distribution, we may take certain actions otherwise subject to these restrictions only if Forest consents to the taking of such action or if we obtain, and provide to Forest, a private letter ruling from the IRS and/or an opinion from a law firm or accounting firm, in either case, acceptable to Forest in its sole discretion, to the effect that such action would not jeopardize the tax-free status of the contribution and the Distribution. Thus, for that two-year period, these covenants will restrict our ability to sell assets outside the ordinary course of business, to issue or sell our common stock or other securities (including securities convertible into our common stock but excluding certain compensation arrangements) or to enter into any other corporate transaction that would cause us to undergo either a 50% or greater change in the ownership of our voting stock or a 50% or greater change in the ownership (measured by value) of all classes of our stock (in either case, taking into account shares issued in our IPO). On March 21, 2012, we entered into an amendment to the tax sharing agreement to permit the issuance of our capital stock pursuant to the Purchase Plan. As amended, the tax sharing agreement permits us to issue up to an aggregate of 10% of the amount of our capital stock outstanding immediately after the IPO pursuant to both the Lone Pine Resources Inc. 2011 Stock Incentive Plan (the "2011 Stock Incentive Plan") and the Purchase Plan.

  Employee Matters Agreement

        In connection with our IPO, we entered into an employee matters agreement with Forest to allocate liabilities and responsibilities relating to Forest's and our then current and former employees and their participation in certain benefit plans. Generally, the employee matters agreement provides that (1) we will retain or assume all liabilities and responsibilities relating to all persons with respect to their employment by us or LPR Canada and (2) Forest will retain or assume all liabilities and responsibilities relating to all persons with respect to their employment by Forest or any of its subsidiaries (other than us and LPR Canada).

        As of the date of our IPO, LPR Canada maintained a number of retirement, welfare and other benefit plans for the benefit of its employees. Such plans continue to be maintained by LPR Canada on such terms and conditions as it determines. Our employees and LPR Canada's employees generally did not participate in the benefit plans maintained by Forest, except for Forest's long-term stock incentive plans, its employee stock purchase plan and its annual incentive plans.

        No duplicate benefits are provided to our employees under any of our plans that we adopted in connection with our IPO and a similar Forest plan. Generally, our employees and LPR Canada's employees continued to participate in Forest's long-term stock incentive plans and Forest's employee stock purchase plan following the completion of our IPO and until the Distribution, on terms and conditions consistent with past practice. However, we adopted certain plans of our own in connection with our IPO. In addition, the employee matters agreement provided that we enter into a severance agreement with our President & Chief Executive Officer, which severance agreement did, among other things, terminate the severance agreement between Forest and him. We also entered into severance agreements with each of our other executive officers and certain of our key employees.

        Participation by our employees and LPR Canada's employees in Forest's long-term stock incentive plans after the completion of our IPO were limited to awards held by such employees under such plans as of the date of our IPO, because any new equity-based awards to our employees and LPR Canada's employees from and after the date of our IPO are made under the 2011 Stock Incentive Plan. Our and LPR Canada's participation in any Forest plans ceased upon the Distribution.

        We have adopted our own long-term stock incentive plan and annual incentive plan. We are responsible for any costs or liabilities associated with grants to our employees under our long-term stock incentive plan and annual incentive plan.

        With respect to any annual incentive awards under Forest's annual incentive plan that were outstanding as of the completion of our IPO and held by individuals employed by us or LPR Canada as of the distribution date, the employee matters agreement required us to provide cash payments to such employees on that date for the pro rata amount (based on the number of days of participation in Forest's annual incentive plan prior to the completion of our IPO) of the bonus each of our employees would be entitled to receive under the Forest plan, assuming a "target" achievement of performance measures as of the date of the completion of our IPO.

        The outstanding Forest equity compensation awards held by our employees were not adjusted in connection with our IPO; all equity compensation award holders continued to hold their awards under the existing Forest equity compensation plans, and the awards continued to be governed pursuant to the terms and conditions of Forest's plans and any individual award agreements. Upon completion of the Distribution, all outstanding Forest equity compensation awards received an equitable adjustment to reflect the impact of the transaction on the price of Forest's common stock.

  Registration Rights Agreement

        In connection with our IPO, we entered into a registration rights agreement with Forest to provide it with certain registration rights relating to the shares of our common stock that it held upon completion of our IPO. Under the registration rights agreement, we were required to register for offer and sale all or a portion of our common stock held by Forest (or certain permitted transferees). The registration rights under the registration rights agreement remained in effect with respect to any shares of our common stock covered by the agreement until completion of the Distribution on September 30, 2011.

 PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Amended and Restated Certificate of Incorporation provides for a classified Board. The directors are divided into three classes, with each class serving for a period of three years. As a result, the stockholders elect approximately one-third of the members of our Board annually.

        Based on recommendations from the Nominating and Corporate Governance Committee, our Board has nominated Messrs. Dale J. Hohm, Loyola G. Keough and Donald McKenzie for election as Class I directors to serve until the 2015 Annual Meeting and until their successors have been elected and qualified, or until their earlier resignation or removal. Each nominee is currently a director, has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. The term for our Class II directors expires in 2013 and the term for our Class III directors expires in 2014.

        Stockholders may not cumulate their votes in the election of our directors. We have no reason to believe that the nominees will be unable or unwilling to serve if elected. However, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board, or our Board may reduce its size.

        The following table sets forth certain information, as of the date of this Proxy Statement, regarding our director nominees and other directors.

	Position and Offices with Lone Pine	Director Since	Age
Class I Director Nominees
Dale J. Hohm	Director	November 2011	54
Loyola G. Keough	Director	June 2011	56
Donald McKenzie	Director	September 2011	63
Class II Directors
Patrick R. McDonald	Director, Chairman of our Board	March 2011	55
Robert Wonnacott	Director	September 2011	52
Class III Directors
David M. Anderson	President & Chief Executive Officer & Director	December 2010	42
David M. Fitzpatrick	Director	June 2011	53

        Our Board believes that each of our directors is highly qualified to serve as a member of our Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of our Board. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions with some of the most reputable organizations in the world. Our Board has also considered the fact that all of our directors have worked for, or served on the boards of directors of, a variety of companies in a wide range of industries. Our Board believes that through their varying backgrounds, our directors bring a wealth of experiences and new ideas to our Board.

        Described on the following pages are the principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board to conclude that they should serve as directors. There are no family relationships among any of our directors or executive officers.

Nominees for Election to Term Expiring 2015 (Class I Directors)

        Dale J. Hohm.    Mr. Hohm was appointed to our Board in November 2011. Mr. Hohm has served as the Chief Financial Officer of MEG Energy Corp., a Canadian oil sands company, since March 2004. Mr. Hohm has over 30 years of corporate finance and accounting experience with 14 years of experience as the Vice President, Finance/CFO of Toronto Stock Exchange ("TSX")-listed companies engaged in oil and gas, upstream and services businesses. Mr. Hohm's experience includes working for Deloitte & Touche, Chartered Accountants from 1980 until 1990. He also worked for Numac Oil & Gas Ltd., serving as the Vice President, Treasurer and Corporate Secretary from 1990 until 1993, Vice President, Audit and later as the Vice President, Finance and Corporate Secretary, from 1994 until 2001. Mr. Hohm then served as the Chief Financial Officer of Enerflex Systems Ltd. from April 2001 until February 2004. Mr. Hohm received a Bachelor of Commerce from the University of Alberta in 1980 and received the designation of Chartered Accountant in 1983.

        We believe that Mr. Hohm is well qualified to serve as a director of our company for several reasons. Mr. Hohm has held leadership positions with a number of public companies engaged in oil and gas exploration and production and with a major accounting firm and has extensive experience with energy company audits and audit committees and related risk management matters. We believe that Mr. Hohm's many years of corporate finance and accounting experience specializing in the oil and gas exploration and production industry is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. Hohm has also gained knowledge and understanding of corporate governance issues through his years of working as an executive officer of numerous public companies. We believe that Mr. Hohm's financial background and extensive knowledge and experience with exploration and production companies make him an excellent resource for our management and our other directors.

        Loyola G. Keough.    Mr. Keough was appointed to our Board in June 2011, upon the completion of our IPO. Mr. Keough has served as a partner of Bennett Jones LLP, a Canadian law firm, since 1990, chairs that firm's regulatory department and represents utility companies, pipelines, project developers, industry associations, gas buyers, producers and banks. He has particular experience in oil, gas, electricity, liquefied natural gas and compressed natural gas matters. Mr. Keough has also served as a member of the board of directors of WBI Canadian Pipeline, Ltd. and Nytis Exploration Company since 2000 and 2003, respectively.

        We believe that Mr. Keough is well qualified to serve as a director of our company for several reasons. As chair of his law firm's regulatory department, Mr. Keough has extensive knowledge of Canadian regulatory matters. Mr. Keough has many years of experience advising companies in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. In addition, Mr. Keough has gained knowledge and understanding of corporate governance issues through prior service as a board member. We believe that Mr. Keough's regulatory expertise and extensive knowledge and experience with exploration and production companies with operations focused mainly in Canada make him an excellent resource for our management and our other directors.

        Donald McKenzie.    Mr. McKenzie was appointed to our Board in September 2011, upon completion of the Distribution. From January 2006 to December 2009, Mr. McKenzie served as President and Chief Executive Officer of M-I SWACO, a joint venture between Smith International ("Smith") and Schlumberger Limited. From January 1, 2010 to September 2010, Mr. McKenzie served as advisor to the Chief Executive Officer, President and Chief Operating Officer of Smith. Mr. McKenzie retired from Smith in September 2010. Mr. McKenzie served as Senior Vice President, Eastern Hemisphere Operations of M-I SWACO from April 1994 to January 2007. From March 2008 to September 2010, Mr. McKenzie served on the board of directors of CE Franklin Ltd. Mr. McKenzie is a member of the Society of Petroleum Engineers, the International Association of Drilling Contractors and the Institute of Corporate Directors.

        We believe that Mr. McKenzie is well qualified to serve as a director of our company for several reasons. Mr. McKenzie has many years of experience in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. McKenzie has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company senior executive and board member. We believe that Mr. McKenzie's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in the United States and Canada make him an excellent resource for our management and our other directors.

Class II Directors

        Patrick R. McDonald.    Mr. McDonald is Chairman, Chief Executive Officer and President of Carbon Natural Gas Company, a company involved in the oil and natural gas exploration and production business in the Appalachian Basin area of the United States. Mr. McDonald is also Chairman of the board of directors of Nytis Exploration Company, Inc., a company involved in the oil and natural gas exploration and production business in Alberta, British Columbia and Northwest Territories, Canada. Mr. McDonald serves as a member of the board of directors of Forest Oil Corporation and is a member of the board of directors of other privately-held companies involved in the natural resources industry in the United States and Canada. From 1998 to 2003, Mr. McDonald was Chief Executive Officer, President and Director of Carbon Energy Corporation, an oil and gas exploration and production company. From 1987 to 1997, Mr. McDonald was Chief Executive Officer, President and Director of Interenergy Corporation, a natural gas gathering, processing and marketing company. Prior to that, he worked as an exploration geologist with Texaco International Exploration Company where he was responsible for oil and gas exploration efforts in the Middle East and Far East. Mr. McDonald received a Bachelor's degree in Geology and Economics from Ohio Wesleyan University and a Masters degree in Business Administration Finance from New York University. Mr. McDonald is a Certified Petroleum Geologist and is a member of the American Association of the Petroleum Geologists and of the Canadian Society of Petroleum Geologists.

        We believe that Mr. McDonald is well qualified to serve as a director of our company for several reasons. Mr. McDonald has many years of experience in the oil and gas exploration and production industry, and we believe that this experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. McDonald has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company senior executive and board member. We believe that Mr. McDonald's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in the United States and Canada make him an excellent resource for our management and our other directors.

        Robert Wonnacott.    Mr. Wonnacott was elected to our Board in September 2011, upon completion of the Distribution. Mr. Wonnacott served as the Chief Financial Officer of Grizzly Oil Sands ULC, a privately owned bitumen development company, from January 2011 to June 2011. Mr. Wonnacott held various senior positions at National Bank Financial Inc., a provider of brokerage services to consumer, corporate, government and institutional clients in Canada, from 2001 to 2009, including Managing Director and Vice Chairman of Corporate and Investment Banking, and was responsible for the investment banking practice in the oil and gas utilities sectors. From 1991 to 2001, Mr. Wonnacott held various investment banking positions, including Managing Director, with BMO Nesbitt Burns Inc. Mr. Wonnacott received his Bachelor of Science, with honors, in civil engineering from Queens University and his MBA from the University of Western Ontario.

        We believe that Mr. Wonnacott is well qualified to serve as a director of our company for several reasons. We believe that Mr. Wonnacott's many years of investment banking specializing in the oil and gas utilities sectors is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. Wonnacott's financial and capital markets experience with exploration and production companies make him an excellent resource for our management and our other directors.

Class III Directors

        David M. Anderson.    Mr. Anderson was appointed as our President in November 2010 and as President & Chief Executive Officer and a director in December 2010. Mr. Anderson has served as President of LPR Canada since August 2008. Mr. Anderson previously worked for LPR Canada from August 1998 until April 2006 as Production Engineer, Project Manager and Exploitation Manager, and he also completed a special one-year engineering management assignment to Forest's Alaska business unit during that period. From April 2006 until October 2007, Mr. Anderson served as an area manager with Kereco Energy Ltd., an oil and gas exploration and development company, and from November 2007 until he returned to LPR Canada, Mr. Anderson served as a developmental manager with Verenex Energy, Inc., an international oil and gas exploration and production company with assets located in Libya. Mr. Anderson received a Bachelor of Science degree in Petroleum Engineering from the University of Alberta in 1993. He is a certified Professional Engineer and a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta.

        We believe that Mr. Anderson is well qualified to serve as a director of our company for several reasons. Mr. Anderson has many years of experience in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. Anderson's engineering training, his extensive experience and his role serving as President of LPR Canada since August 2008, which has involved his supervision of LPR Canada's business, make him well-suited to serve on our Board.

        David M. Fitzpatrick.    Mr. Fitzpatrick was appointed to our Board in June 2010, upon the completion of our IPO. Mr. Fitzpatrick is an independent businessman and from 1996 to 2007, he served as President, Chief Executive Officer and Director of Shiningbank Energy Ltd. (acquired by PrimeWest Energy Trust), an oil and gas company. From June 2008 to September 2008, Mr. Fitzpatrick was a principal at Richardson Capital Ltd., the private equity division of Richardson Financial Group. Mr. Fitzpatrick has served as a director of Twin Butte Energy Ltd. since July of 2008, Pinecrest Energy Inc. since May 2010 and Eagle Energy Trust since November 2010. From April 2004 to May 2007, Mr. Fitzpatrick served as director for Strike Petroleum Ltd. From July 2007 to January 2008, he served as a director for Prime West Energy, and from January 2008 to June 2010, he served as a director of Enerchem International Inc. From March 2009 to November 2011, he served as a director of Compton Petroleum Corporation. He is a member of the Society of Petroleum Engineers, the Association of Professional Engineers, Geologists and Geophysicists of Alberta and has a Chartered Director designation.

        We believe that Mr. Fitzpatrick is well qualified to serve as a director of our company for several reasons. Mr. Fitzpatrick has many years of experience in the oil and gas exploration and production industry, and we believe that such experience is essential in order to quickly identify, understand and address new trends, challenges and opportunities that we will face. Mr. Fitzpatrick has also gained knowledge and understanding of corporate governance issues through his years of serving as a public company board member. We believe that Mr. Fitzpatrick's geologic training and extensive knowledge and experience with exploration and production companies with operations focused mainly in Canada will make him an excellent resource for our management and our other directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
OF EACH OF THE CLASS I DIRECTOR NOMINEES.

PROPOSAL 2—APPROVAL OF THE LONE PINE RESOURCES INC. 2012 EMPLOYEE STOCK PURCHASE PLAN

        Our Board adopted the Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan on, and effective as of, March 21, 2012, provided that the Purchase Plan is approved by our stockholders within 12 months after such date. The purpose of the Purchase Plan is to provide an incentive for our employees (including officers) and the employees of certain of our subsidiaries to acquire or increase an ownership interest in our company through the purchase of shares of our common stock. Our Board adopted the Purchase Plan because it viewed the Purchase Plan as an important vehicle to expand equity ownership among our employees and the employees of certain of our subsidiaries.

Summary of the Purchase Plan

        The following general description of certain features of the Purchase Plan is qualified in its entirety by reference to the complete text of the Purchase Plan, which is attached to this Proxy Statement as Appendix A.

        Administration.    The Purchase Plan is administered by the Compensation Committee of our Board. The Compensation Committee has the power to interpret the Purchase Plan, make rules as it deems necessary for the proper administration of the Purchase Plan and make all other determinations for the administration of the Purchase Plan. The decisions of the Compensation Committee are final and binding upon participants.

        Eligibility.    Our employees (including officers) and the employees of each of our present or future subsidiary corporations that have been or will be designated as a "Participating Company" by the Compensation Committee are eligible to participate in the Purchase Plan provided that any such employee is regularly scheduled to work more than 20 hours per week and more than five calendar months in any calendar year. However, an eligible employee may not participate if such employee would own (directly or indirectly), immediately after the grant, 5% or more of either the voting power or the value of all classes or our stock or of a subsidiary corporation. As of March 26, 2012, approximately 75 employees, including all of our officers, were eligible to participate in the Purchase Plan.

        Shares Available under the Purchase Plan; Adjustments.    The aggregate number of shares of our common stock that may be purchased by participating employees under the Purchase Plan will not exceed 750,000 shares, being less than 1% of the number of shares of common stock outstanding on March 26, 2012. In the event that our common stock is changed by reason of any stock split, stock dividend, combination, recapitalization, reorganization or similar change in our capital structure, appropriate actions will be taken by the Compensation Committee to prevent the dilution or enlargement of rights by adjusting the number of shares of common stock subject to the Purchase Plan, the maximum number of shares that may be subject to any option and the number and option price of shares subject to options outstanding under the Purchase Plan.

        Participation in an Offering.    The Purchase Plan is implemented by option periods lasting three months, which coincide with the calendar quarter ("option period"). The first option period will begin on July 1, 2012. To participate in the Purchase Plan, each eligible employee must authorize payroll deductions. A participant may designate a specified whole dollar amount or an integral percentage of his or her eligible compensation to be deducted for each pay period and paid into the Purchase Plan for his or her account. The designated percentage may not be less than 1% or more than 15%. No employee will be granted an option under the Purchase Plan that permits the employee's rights to purchase common stock to accrue at a rate that exceeds US$25,000 per calendar year. Unless an employee's payroll deductions are withdrawn, the aggregate payroll deductions credited to the employee's account will be used to purchase shares of common stock at the end of the three-month option period; provided, however, that the maximum number of shares of common stock that may be purchased by a participant under any quarterly option period may not exceed 7,500 shares (subject to adjustment).

        Purchase Price.    Shares of common stock may be purchased under the Purchase Plan at a price equal to 85% of the fair market value of the common stock on (1) the date of grant (which is the first day of the quarterly option period) or (2) the date of exercise (which is the last day of the quarterly option period), whichever is less. For all purposes under the Purchase Plan, the fair market value of a share of our common stock on a particular date shall be equal to the closing price of our common stock on the NYSE on that date (or, if no shares of our common stock have been traded on that date, on the next regular business date on which shares of our common stock are so traded). In the event our common stock is not listed on the NYSE at the time a determination of its fair market value is required to be made under the Purchase Plan, the determination of its fair market value shall be made by the Compensation Committee in such manner as it deems appropriate, subject to applicable law and the requirements of any stock exchange or other marketplace on which our common stock is then listed. On March 26, 2012, the closing price per share of Lone Pine common stock was US$6.82. The number of shares of our common stock a participant purchases in each option period is determined by dividing the total amount of payroll deductions withheld from the participant's eligible compensation during that option period by the applicable purchase price (rounded down to the nearest whole share).

        Withdrawal.    A participant may not change the rate of his or her payroll deductions during an option period. However, a participant may withdraw in whole from the Purchase Plan, but not in part, at any time prior to the date of exercise relating to a particular option period by timely delivering a notice of withdrawal in the manner specified by our company. We will refund to the participant the amount of the participant's payroll deductions under the Purchase Plan that have not been otherwise returned or used upon exercise of options, and the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

        Termination of Employment.    Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan ceases, and we will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates after such participant has attained age 65 or due to death or disability, the participant, or the participant's personal representative, as applicable, may elect either to (1) withdraw all of the accumulated unused payroll deductions credited to the participant's account or (2) exercise the participant's option for the purchase of common stock at the end of the option period. If no such election is timely received by us, the participant or the participant's personal representative will automatically be deemed to have elected the second alternative.

        Delivery of Shares; Restrictions on Transfer.    As soon as practicable after each date of exercise, we will deliver to a custodian one or more certificates representing (or will otherwise cause to be credited to the account of such custodian) the total number of whole shares of our common stock respecting options exercised on such date of exercise in the aggregate of all of the participating eligible employees. The custodian will keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Purchase Plan and will provide periodic statements with respect thereto as may be directed by the Compensation Committee.

        Except as otherwise specified from time to time by the Compensation Committee, for a period of six months (or such other period, if any, as the Compensation Committee may specify with respect to a particular grant of options) after the date of exercise of an option, a participant may not sell or otherwise transfer, encumber or dispose of the shares of our common stock issued in connection with such exercise. Following this restriction period, the participant may, pursuant to procedures established by the Compensation Committee and the custodian, direct the sale of some or all of the whole shares of our common stock in his or her account that are not then subject to transfer restrictions and request payment of the net proceeds from such sale.

        Restriction Upon Assignment of Option.    An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Each option is exercisable, during the participant's lifetime, only by the employee to whom granted.

        Amendments and Termination.    The Purchase Plan may be amended at any time by our Board, except that no change in any option previously granted may be made that would materially impair the rights of participants without the consent of participants. Our Board may terminate the Purchase Plan at any time. Except with respect to options then outstanding, unless earlier terminated by our Board, the Purchase Plan will terminate and no further options will be granted after March 20, 2022.

        Merger, Consolidation or Liquidation.    If we are not the surviving corporation in any merger, consolidation or other business combination or reorganization (or survive only as a subsidiary of another entity), or if we are dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options for all options then outstanding, (1) the date of exercise for all options then outstanding will be accelerated to a date fixed by the Compensation Committee, which date will be on or before the effective date of such merger, consolidation or other business combination or reorganization or such dissolution or liquidation, and (2) upon such effective date all unexercised options, if any (and determined after taking into account the exercise described in clause (1) above), will expire, and we will promptly refund to each participant the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned to him or her or used upon exercise of options.

        New Plan Benefits.    Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Purchase Plan is approved by stockholders. Non-employee directors are not eligible to participate in the Purchase Plan.

United States Federal Income Tax Consequences

        The following is a brief summary of certain of the United States federal income tax consequences relating to the Purchase Plan based on federal income tax laws currently in effect. This summary applies to the Purchase Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current United States federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences, including, in particular, Canadian federal or provincial income tax consequences, or the effect, if any, of gift, estate and inheritance taxes. The Purchase Plan is not qualified under Section 401(a) of the Code.

        United States Federal Income Tax Consequences to Participants.    A participant's payroll deductions to purchase shares of our common stock are made on an after-tax basis. There is currently no United States federal income tax liability to the participant when shares of our common stock are purchased pursuant to the Purchase Plan. However, the participant may incur federal income tax liability upon disposition (including by way of gift) of the shares acquired under the Purchase Plan. The participant's United States federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

        If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the option period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant's death) ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price paid for the shares under the option or (2) 15% of the fair market value of the shares at the date of grant (the beginning of the applicable option period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the purchase price paid under the option, then there will be no ordinary income. Instead, the participant will have a long-term capital loss equal to the difference between the sales price and the purchase price paid under the option.

        If a disqualifying disposition of the shares is made by the participant (i.e., a disposition (other than by reason of death) within two years after the first day of the option period in which the shares were purchased), the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the date of exercise over the purchase price paid for the shares under the option (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        United States Federal Income Tax Consequences to Lone Pine or the Participating Subsidiary.    We, or our participating subsidiary for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the Purchase Plan. In such case, we or such participating subsidiary can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (1) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code, (2) any applicable reporting obligations are satisfied and (3) the US$1.0 million limitation of Section 162(m) of the Code is not exceeded (if applicable).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
APPROVAL OF THE LONE PINE RESOURCES INC.
2012 EMPLOYEE STOCK PURCHASE PLAN.

 PROPOSAL 3—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        Our stockholders are entitled to cast a non-binding advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. As an advisory vote, Proposal 3 is not binding on our Board or its Compensation Committee, will not overrule any decisions made by our Board or its Compensation Committee or require our Board or its Compensation Committee to take any action. Although the vote is non-binding, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. In particular, to the extent there is any significant vote against our named executive officers' compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

        We believe the advisory vote is appropriate because we seek to have a comprehensive executive compensation program that is designed to link our executives' compensation as closely as possible with our performance while also aligning the executives' interests with those of our stockholders. We continually monitor our executive compensation program and modify it as needed to strengthen the link between compensation and performance and to maintain our competitive position within the oil and gas industry with respect to the search for and retention of highly capable executive personnel.

        We believe that our 2011 compensation actions demonstrate our focus on the above principles. In particular:

  •
  Our compensation consisted of a mix of fixed cash and variable compensation, as well as short- and long-term compensation;

  •
  Our bonuses were performance-based and predominately payable upon the achievement of operational and financial targets; and

  •
  We adopted ownership guidelines with respect to our common stock, aligning our executives' interests with those of our stockholders.

        These actions were designed to link a significant portion of total compensation in 2011 to company and individual performance, while at the same time allowing us to remain competitive with our peers with respect to overall executive compensation.

        This advisory vote is not intended to address any specific item of compensation, but rather our overall compensation principles, policies and practices and the compensation of our named executive officers for 2011, which are described in detail in this Proxy Statement under the heading entitled "Executive Compensation."

        In light of these reasons, we are asking stockholders to vote "FOR" the following resolution:

        "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement for Lone Pine Resources Inc.'s 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER EXECUTIVE COMPENSATION.

 PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

        In addition to the advisory vote on executive compensation, our stockholders are entitled to cast a non-binding advisory vote on how frequently we should seek an advisory "say-on-pay" vote, such as Proposal 3 included in this Proxy Statement, on the compensation of our named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules. By voting on Proposal 4, stockholders may indicate whether the advisory "say-on-pay" vote should occur every three years, every two years or every year.

        After careful consideration of this Proposal 4, our Board believes that a triennial advisory vote on executive compensation is appropriate for our company for a number of reasons, including the following:

  •
  We believe the best way for stockholders to evaluate our executive compensation program is over a multi-year period because the program is designed to incentivize and reward performance over a multi-year period. We believe that determining whether executive compensation has been properly calibrated to company performance is best viewed over a multi-year period rather than any single year, given that a single year can be impacted by various conditions, especially in times of highly volatile economic conditions such as those that we have experienced over the last several fiscal years. Also, because our executive compensation program is designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation program.

  •
  Annual votes may lead to "one size fits all" formulas for evaluating compensation, which will impair our ability to design a compensation program that properly aligns with our business strategy and performance drivers. Our executive compensation program is straightforward and does not tend to materially change from year to year. As such, we believe that an annual stockholder vote on executive compensation runs the risk of becoming a referendum in hindsight with respect to the amount of executive compensation paid in a particular year and is not likely to provide our Board with meaningful guidance as to whether our executive compensation program and policies are generally appropriate and effective.

  •
  A longer review cycle would provide the Compensation Committee, our Board and our investors sufficient time to evaluate the effectiveness of the short- and long-term compensation strategies and related business outcomes of our company. We believe that a triennial advisory vote on executive compensation reflects the appropriate time frame for the Compensation Committee and our Board to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with our stockholders to the extent needed and to develop and implement any adjustments to our executive compensation program that may be appropriate in light of a past advisory vote on executive compensation and for our stockholders to see and evaluate the Compensation Committee's actions in context. In this regard, because the advisory vote on executive compensation occurs after we have already implemented our executive compensation program for the current year, and because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in many cases it may not be appropriate or feasible to fully address and respond to any one year's advisory vote on executive compensation by the time of the next annual meeting of stockholders.

  •
  Our stockholders have the opportunity to provide additional feedback on important matters involving executive compensation even in years when a vote on executive compensation does not occur. We are aware that some stockholders believe that annual advisory votes will enhance or reinforce accountability. However, we believe we will be accountable to our stockholders on executive compensation matters even if an advisory vote on executive compensation does not occur every year. Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, means for our stockholders to communicate with us regarding their views on our executive compensation program. We believe that we have open lines of communication with our stockholders and that we generally have an "open door" philosophy in responding to any stockholder who expresses a concern regarding any of our policies and practices, including those related to executive compensation. As a practical matter, we believe that our stockholders and potential investors will continue to have ample opportunity to engage in meaningful dialogue with our company regarding executive compensation matters during the period of time between advisory votes and that they will not be prejudiced or in any way disenfranchised by the three-year term.

        Our Board acknowledges that there are a number of points of view regarding the relative benefits of triennial and more frequent "say-on-pay" votes. Accordingly, our Board will carefully consider and expects to be guided by the alternative that receives the most stockholder support in determining the frequency of future "say-on-pay" votes. Notwithstanding the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with our stockholders and the adoption of material changes to our compensation programs.

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal 4.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR EVERY "THREE YEARS"
ON THE ADVISORY VOTE ON THE FREQUENCY OF
EXECUTIVE COMPENSATION ADVISORY VOTES.

PROPOSAL 5—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        Our stockholders are being asked to ratify our Audit and Reserves Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions from stockholders.

        The ratification of our Audit and Reserves Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires our receiving the affirmative vote of the holders of a majority of the votes of our common stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Although ratification is not required by our Second Amended and Restated Bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit and Reserves Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit and Reserves Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

        Following the completion of the Distribution, and at the suggestion of Ernst & Young LLP, United States ("EY United States"), on November 10, 2011, the Audit and Reserves Committee elected to dismiss EY United States as our independent registered public accounting firm and to replace EY United States with Ernst & Young LLP. This change was suggested due to the location of our principal executive offices in Calgary, Alberta, Canada, where Ernst & Young LLP has an office, whereas EY United States has no office convenient to our business activities. The decision to dismiss EY United States was recommended and approved by the Audit and Reserves Committee.

        The reports of EY United States on (1) the consolidated financial statements of our predecessor, LPR Canada, at December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, and (2) our financial statements as of December 31, 2010 and for the period from inception (September 30, 2010) to December 31, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with its audits of (1) the consolidated financial statements of our predecessor, LPR Canada, at December 31, 2010 and 2009, and for each of the two years in the period ended December 31, 2010, and (2) our financial statements as of December 31, 2010 and for the period from inception (September 30, 2010) to December 31, 2010 and in the subsequent interim periods through September 30, 2011 and through the date of appointment of Ernst & Young LLP, there were (a) no disagreements with EY United States on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY United States, would have caused it to make reference thereto in connection with its reports on the financial statements for such years and (b) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have authorized and instructed EY United States to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

        We provided EY United States, prior to the time we filed with the SEC, with a copy of our intended disclosures regarding the switch from EY United States to Ernst & Young LLP, as ultimately disclosed in a Current Report on Form 8-K (the "Report") filed with the SEC. We requested that EY United States furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of EY United States' letter was attached as Exhibit 16.1 to the Report. In its letter, EY United States either agreed with our statements or stated it had no basis on which to agree or disagree, as applicable.

        During our and its predecessor's two most recent fiscal years ended December 31, 2010 and 2009, or during any subsequent interim period prior to its appointment as our auditor, neither our company, nor anyone on our behalf, consulted Ernst & Young LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to our company by Ernst & Young LLP that was an important factor considered by our company in reaching a decision as to any accounting, auditing or financial reporting issue or (2) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Other Fees Paid

        The table below sets forth the aggregate fees billed by Ernst & Young LLP and E&Y United States for the last two fiscal years (in thousands):

	Ernst & Young LLP, Canada(1)		E&Y United States(2)
	2011		2011		2010
Audit Fees(3)	US$	401,587	US$	437,271	US$	232,151
Audit-Related Fees		—		—		—
Tax Fees(4)		27,262		451,995		95,250
All Other Fees		—		—		—
Total	US$	428,849	US$	889,266	US$	327,401

(1)
Amounts paid to Ernst & Young LLP were paid in Canadian dollars and have been converted to U.S. dollars by using the exchange rate of Cdn$1.00 = US$0.9833, which was the Bank of Canada noon exchange rate in effect on December 31, 2011.

(2)
Amounts paid to E&Y United States relate to periods prior to the completion of the Distribution in September 2011 and were paid directly by Forest, but the amounts shown were allocated to us pursuant to the separation and distribution agreement that we entered into with Forest in connection with our IPO. Includes review of our filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2011 and 2010.

(3)
Includes review of our quarterly financial statements included in the Quarterly Reports on Form 10-Q for the fiscal year ended December 31, 2011 and review of our other filings with the SEC.

(4)
Includes fees related to professional services for tax compliance, tax advice and tax planning.

Policy on Audit and Reserves Committee Pre-Approval of Audit and Non-Audit Services

        The Audit and Reserves Committee considers whether the provision of these services is compatible with maintaining Ernst & Young LLP's independence and has determined such services for fiscal years 2010 and 2011 were compatible. All of the services described above were pre-approved by the Audit and Reserves Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2-01 of Regulation S-X under the Exchange Act, to the extent that rule was applicable during fiscal years 2010 and 2011.

        In accordance with its charter, the Audit and Reserves Committee is required to pre-approve services (audit and non-audit) to be provided to us by our independent registered public accounting firm. In accordance with a policy adopted on March 20, 2012, the Audit and Reserves Committee has given its annual approval for the provision of audit services by Ernst & Young LLP through May 31, 2013 and has also given its approval for up to a year in advance for the provision by Ernst & Young LLP of particular categories or types of audit-related, tax and permitted non-audit services, in each case subject to a specific budget. Any proposed services to be provided by the independent registered public accounting firm not covered by one of these approvals, including proposed services exceeding pre-approved budget levels, requires special pre-approval by the Audit and Reserves Committee. In certain circumstances and for certain services, the Audit and Reserves Committee delegates its responsibilities to pre-approve services performed by the independent registered public accounting firm to the Chairman of the committee. But, the Audit and Reserves Committee does not under any circumstance delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

        Ernst & Young LLP does not provide any internal audit services to us.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Our executive officers, directors and any person who owns more than 10% of our common stock are required by Section 16(a) of the Exchange Act to file reports regarding their ownership of our stock. To our knowledge, based solely on a review of the copies of these reports furnished to us and written representations from these individuals that no other reports were required, during the fiscal year ended December 31, 2011, all filing requirements were met.

Security Ownership of Management and Certain Beneficial Owners

        The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our named executive officers, our current directors and executive officers as a group and any stockholders with over 5% of our common stock.

        Except as otherwise indicated, all information is as of March 26, 2012.

Name and Address of Beneficial Owner(1)	Aggregate Number of Shares Owned(2)		Acquirable within 60 Days(3)	Percent of Class Outstanding(4)
David Fitzpatrick	7,693	(5)	—	*
Dale Hohm	23,652	(5)	—	*
Loyola Keough	7,693	(5)	—	*
Patrick McDonald	25,203		—	*
Donald McKenzie	14,663		—	*
Robert Wonnacott	14,663	(5)	—	*
David Anderson	148,675		—	*
Michael Kennedy	37,112		—	*
Edward Bereznicki	68,882		—	*
Douglas Axani	56,477		—	*
Gordon Howe	31,792		—	*
Shona Mackenzie	55,309		—	*
All directors and executive officers as a group (15 persons)	612,180		—	*
Artisan Partners Holdings LP 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 532	4,536,060	(6)	—	5.33%
Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206	7,621,069	(7)	—	8.96%
MSDC Management, L.P. 645 Fifth Avenue, 21st Floor New York, New York 10022	4,460,988	(8)	—	5.25%
Owl Creek Advisors, LLC 640 Fifth Avenue, 20th Floor New York, NY 10019	7,065,604	(9)	—	8.31%
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	7,807,915	(10)	—	9.18%

*
Represents less than 1% of the outstanding common stock.

(1)
Except as otherwise indicated, the mailing address of each person or entity named in the table is Lone Pine Resources Inc., Suite 1100, 640 - 5th Avenue SW, Calgary, Alberta T2P 3G4.

(2)
Reflects the number of shares beneficially held by the named person as of March 26, 2012 with the exception of the amounts reported in filings on Schedule 13G, which amounts are based on holdings as of December 31, 2011, or as otherwise disclosed in such filings.

(3)
Reflects the number of shares that could be purchased upon the exercise of options held by the named person as of March 26, 2012, or within 60 days after March 26, 2012.

(4)
Based on total shares outstanding of 85,026,202 at March 26, 2012. Based on the number of shares owned and acquirable within 60 days at March 26, 2012, with the exception of the amounts reported in filings on Schedule 13G, which amounts are based on holdings as of December 31, 2011, or as otherwise disclosed in such filings.

(5)
Under the terms of the 2011 Stock Incentive Plan, directors who are Canadian residents receive a phantom stock award in lieu of a restricted stock award, which provides such directors with the right to acquire an equivalent number of shares of our common stock as they otherwise would have been entitled to receive under a restricted stock award.

(6)
As reported on a Schedule 13G dated as of December 31, 2011 and filed with the SEC on February 7, 2012 by Artisan Partners Holdings LP ("Artisan Holdings"), Artisan Investment Corporation, the general partner of Artisan Holdings ("Artisan Corp."), Artisan Partners Limited Partnership ("Artisan Partners"), Artisan Investments GP LLC, the general partner of Artisan Partners ("Artisan Investments"), ZFIC, Inc., the sole stockholder of Artisan Corp. ("ZFIC"), Andrew A. Ziegler and Carlene M. Ziegler. Artisan Partners is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; Artisan Holdings is the sole limited partner of Artisan Partners; Artisan Investments is the general partner of Artisan Partners; Artisan Corp. is the general partner of Artisan Holdings; ZFIC is the sole stockholder of Artisan Corp.; Mr. Ziegler and Ms. Ziegler are the principal stockholders of ZFIC. According to the Schedule 13G, Artisan Holdings, Artisan Corp., Artisan Partners, Artisan Investments, ZFIC, Andrew A. Ziegler and Carlene M. Ziegler possess shared voting power over 4,337,756 shares and shared dispositive power over 4,536,060 shares.

(7)
As reported on a Schedule 13G dated as of December 31, 2011 and filed with the SEC on February 14, 2012 by Janus Capital Management LLC ("Janus Capital") and Perkins Investment Management LLC ("Perkins"). Janus Capital has a direct 94.8% ownership stake in INTECH Investment Management ("INTECH") and a direct 77.8% ownership stake in Perkins. Janus Capital, Perkins and INTECH (collectively, "Janus") are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, the "Managed Portfolios"). According to the Schedule 13G, Janus possesses shared voting power over 7,621,069 shares and shared dispositive power over 7,621,069 shares.

(8)
As reported on a Schedule 13G dated as of December 31, 2011 and filed with the SEC on January 3, 2012 by MSDC Management, L.P., MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. are the record and direct beneficial owners of the reported shares. MSDC Management, L.P. is the investment manager of, and may be deemed to beneficially own securities owned by, MSD Energy Partners, L.P. and MSD Energy Partners (MM), L.P. MSDC Management (GP), LLC is the general partner of, and may be deemed to beneficially own securities owned by, MSDC Management, L.P. According to the Schedule 13G, MSDC Management, L.P. possesses shared voting power over 4,460,988 shares and shared dispositive power over 4,460,988 shares.

(9)
As reported on an Amendment No. 1 to a Schedule 13G dated as of December 31, 2011 and filed with the SEC on January 23, 2012 by Owl Creek I, L.P., Owl Creek II, L.P., Owl Creek Overseas Master Fund, Ltd., Owl Creek SRI Master Fund, Ltd., Owl Creek Advisors, LLC (the general partner with respect to the shares directly owned by Owl Creek I and Owl Creek II and the manager with respect to the shares directly owned by Owl Creek Overseas and Owl Creek SRI), Owl Creek Asset Management, L.P. (the investment manager with respect to the shares directly owned by Owl Creek I, Owl Creek II, Owl Creek Overseas, and Owl Creek SRI) and Jeffrey A. Altman (with respect to shares owned by Owl Creek I, Owl Creek II, Owl Creek Overseas and Owl Creek SRI) (collectively, "Owl Creek"). According to the Schedule 13G/A, Owl Creek possesses shared voting power over 7,065,604 shares and shared dispositive power over 7,065,604 shares.

(10)
As reported on a Schedule 13G dated as of December 31, 2011 and filed with the SEC on February 14, 2012 by Wellington Management Company, LLP. According to the Schedule 13G, Wellington Management Company, LLP possesses shared voting power over 6,843,399 shares and shared dispositive power over 7,807,915 shares.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding our equity compensation plans as of December 31, 2011.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)		Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (A)) (C)
Equity compensation plans approved by security holders	131,485	(1)	—	7,342,313	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	131,485		—	7,342,313

(1)
Represents awards granted under the 2011 Stock Incentive Plan and is comprised of (a) an aggregate of 43,701 shares issuable under phantom stock unit awards granted to non-employee directors resident in Canada and (b) an aggregate of 87,784 shares issuable under phantom stock unit awards granted to employees, which awards may be settled in shares of our common stock, cash or a combination of our common stock and cash. Amount does not include an aggregate of 569,465 phantom stock unit awards granted to employees that must be settled in cash.

(2)
Reflects shares of Lone Pine's common stock available for issuance under the 2011 Stock Incentive Plan.

EXECUTIVE OFFICERS

        Our executive officers serve at the discretion of our Board. The following table sets forth certain information as of the date of this Proxy Statement regarding our executive officers:

Name	Age	Position
David M. Anderson	42	President & Chief Executive Officer
Edward J. Bereznicki	47	Executive Vice President & Chief Financial Officer
Shane K. Abel	31	Vice President, Finance & Treasurer
Douglas W. Axani	41	Vice President, Exploration
Lyle H. Burke	54	Vice President, New Ventures & Technology
Mark E. Bush	52	Vice President, Operations
Gordon W. Howe	37	Vice President, Land & Negotiations
Charles R. Kraus	36	Vice President, General Counsel & Corporate Secretary
Shona F. Mackenzie	41	Vice President, Engineering & Exploitation

        Mr. Anderson's biographical information may be found under "Proposals to be Voted on by Stockholders—Proposal 1—Election of Directors."

        Edward J. Bereznicki.    Mr. Bereznicki was appointed as our Executive Vice President & Chief Financial Officer in July 2011. From 2001 until June 2011, he was Senior Vice President, then Managing Director, Investment Banking at Raymond James Ltd., a subsidiary of U.S.-based independent investment dealer Raymond James Financial, Inc., where he specialized in Canadian Energy Investment Banking. From 1996 to 2001, Mr. Bereznicki was an Associate, Investment Banking at Goepel Shields & Partners (a predecessor firm to Raymond James Ltd.) and a partner at Griffiths McBurney & Partners, a partner-owned boutique investment dealer, where he focused on Canadian junior exploration and production companies. During the period from 1987 to 1996, he was employed by NOVA Corporation of Alberta, a natural gas pipeline and energy infrastructure company, in various technical, project management, operations and business development roles both domestically and internationally. Mr. Bereznicki holds a Bachelor of Science in Civil Engineering from the University of Alberta and an MBA from the Ivey School of Business at the University of Western Ontario. He is a Professional Engineer and a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta.

        Shane K. Abel.    Mr. Abel was appointed as our Vice President, Finance & Treasurer in July 2011. From July 2003 to June 2011, Mr. Abel worked at BMO Capital Markets, a Canadian bank-owned full service investment dealer, where he most recently held the position of Vice President, Investment & Corporate Banking. Mr. Abel graduated with a Bachelor of Commerce degree in Honours Finance and Accounting from the University of Saskatchewan in 2003 and is a CFA Charterholder.

        Douglas W. Axani.    Mr. Axani was appointed as our Vice President, Exploration in March 2011. Mr. Axani has served as Exploration Manager of LPR Canada since February 2009. From April 2008 to October 2008, Mr. Axani worked for Terralliance Technologies Canada Inc., an oil and gas exploration and development company, as Manager of Exploration, where he managed the Canadian operations within the Calgary office. Mr. Axani worked for Kereco Energy Ltd., an oil and gas exploration and development company, from February 2005 to January 2008, where he started as a senior exploration geologist and moved into the position of Manager of Exploration for the Northern Business District. Mr. Axani's responsibilities at Kereco Energy Ltd. included mapping and developing new prospects and selecting well locations to add to corporate production and reserves. Mr. Axani received a Bachelor of Science degree in Geology from the University of Alberta in 1994. He is a Professional Geologist and a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta.

        Lyle H. Burke.    Mr. Burke was appointed as our Vice President, New Ventures & Technology in November 2011. Mr. Burke has over 30 years of petroleum engineering experience and joined us from RPS Energy, an international petroleum consulting firm, where he most recently held the position of Vice President, Consulting Services. Prior to joining RPS Energy's predecessor APA Petroleum Engineering in 1987, Mr. Burke held various engineering positions with Petro-Canada. Mr. Burke received a Bachelor of Science in Civil Engineering from the University of Calgary and is a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta and the Society of Petroleum Engineers.

        Mark E. Bush.    Mr. Bush was appointed as our Vice President, Operations in October 2011. Prior to joining us, Mr. Bush held various operational positions with Forest, most recently as Vice President of the Eastern Business Unit, a position he held since May 2007. Prior to joining Forest in 1997, Mr. Bush worked as an Operations Engineer for Sun Exploration and Production Company and its successor, Oryx Energy Company. Mr. Bush received a Bachelor of Science degree in Petroleum Engineering from the Colorado School of Mines. He is a Registered Professional Engineer in the State of Texas and a 32 year member of the International Society of Petroleum Engineers.

        Gordon W. Howe.    Mr. Howe was appointed as our Vice President, Land & Negotiations in March 2011. Mr. Howe has served as Land Manager of LPR Canada since January 2010. From August 2005 to December 2009, Mr. Howe was the Land Manager at Iteration Energy Ltd., an oil and gas exploration and development company, where he acted as the Land Lead for Acquisitions, Divestitures, Evaluations and Negotiations. From September 2000 to August 2005, Mr. Howe worked for Penn West Petroleum Ltd., an exploration and production company, holding various positions including Land Manager, Negotiating Landman and Surface Landman. Mr. Howe graduated with a Bachelor of Commerce degree in Petroleum Land Management from the University of Calgary in 1999 and is an active member of the Canadian Association of Petroleum Landmen.

        Charles R. Kraus.    Mr. Kraus was appointed as our Vice President, General Counsel & Corporate Secretary in September 2011. Mr. Kraus is a Canadian and U.S. qualified lawyer. From August 2005 to September 2011, Mr. Kraus was a lawyer in the Calgary office of Stikeman Elliott LLP, where he focused on cross-border public and private capital markets transactions, mergers and acquisitions and corporate governance. Mr. Kraus received his law degree (J.D., magna cum laude) from Hamline University School of Law in St. Paul, Minnesota in 2001 and his undergraduate degree (B.A., departmental distinction) from Northwestern College in St. Paul, Minnesota in 1998. Mr. Kraus is admitted to the bars of Alberta, Washington and Minnesota, and is a member of the Canadian Bar Association, American Bar Association and the Association for Corporate Counsel.

        Shona F. Mackenzie.    Ms. Mackenzie was appointed as our Vice President, Engineering & Exploitation in March 2011. Ms. Mackenzie has served as Manager of Engineering and Exploitation of LPR Canada since October 2009. Prior to joining LPR Canada, Ms. Mackenzie served as the Reservoir Engineering Manager of RPS Group Plc, a petroleum engineering consultancy company, from February 2007 to October 2009, where she managed a team working in field development planning, field rehabilitation, reserves evaluation and reservoir simulation. From August 1999 to February 2007, Ms. Mackenzie worked for APA Petroleum Engineering Inc., a petroleum engineering consultancy company, as the Integrated Studies Manager, where she managed the construction and application of Integrated Field Models. Ms. Mackenzie received a Bachelor of Engineering degree in Offshore (Civil) Engineering from Heriot-Watt University in 1992 and a Master of Engineering degree in Petroleum Engineering from Heriot-Watt University in 1994. She is a certified Professional Engineer and a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

  Introduction

        Throughout this discussion, the following individuals are referred to as the "named executive officers" and are included in the Summary Compensation Table and other compensation tables that follow this Compensation Discussion and Analysis Section:

  •
  David M. Anderson—President & Chief Executive Officer

  •
  Michael N. Kennedy—Former Vice President & Chief Financial Officer

  •
  Edward J. Bereznicki—Executive Vice President & Chief Financial Officer

  •
  Douglas W. Axani—Vice President, Exploration

  •
  Gordon W. Howe—Vice President, Land & Negotiations

  •
  Shona F. Mackenzie—Vice President, Engineering & Exploitation

        We completed our IPO on June 1, 2011, prior to which we were a wholly-owned subsidiary of Forest. On September 30, 2011, Forest distributed all of our shares of common stock that it owned to its shareholders pursuant to the Distribution. As a result of the Distribution, Forest has no remaining ownership position in us. In connection with our IPO, Mr. Kennedy served as our Vice President & Chief Financial Officer until July 1, 2011 when he resigned in connection with the appointment of Mr. Bereznicki as our Executive Vice President & Chief Financial Officer. Mr. Kennedy is currently the Executive Vice President & Chief Financial Officer of Forest and is also included in the compensation disclosures of Forest's 2011 proxy statement. Mr. Bereznicki joined us effective July 1, 2011 after being employed by Raymond James, Ltd., so he did not have any historical compensation with Forest, nor any historical compensation with us prior to July 1, 2011.

        This Compensation Discussion and Analysis provides information about our compensation objectives and policies for the named executive officers during fiscal year 2011 and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. Prior to the IPO, the compensation committee of Forest's board of directors (the "Forest Committee") made the compensation decisions for our senior executives as well as for the Forest executives, thus a portion of the discussion below reflects the compensation philosophy and policies of Forest that drove the compensation decisions for all of our named executive officers other than Mr. Bereznicki prior to our IPO. In connection with the IPO and for the remainder of the 2011 fiscal year, the Compensation Committee made compensation decisions with respect to each of our named executive officers other than Mr. Kennedy.

        We compensate our named executive officers in Canadian dollars. For purposes of the discussions that follow, the conversion of Canadian dollars to U.S. dollars was calculated by using the exchange rate of Cdn$1.00 = US$0.9833, which was the Bank of Canada noon exchange rate in effect on December 31, 2011.

  Objectives of Our Executive Compensation Program

        The objectives of our compensation program are consistent with the objectives that Forest historically adopted for its own compensation program: keep compensation consistent with strategic business and financial objectives and to be competitive within the oil and gas industry. We want to attract, motivate and retain executive personnel as we deem necessary to maximize return to our stockholders. Ultimately, both our compensation program and Forest's compensation program are designed to encourage behavior and performance among our respective key employees, including our named executive officers, that we believe to be in the best interest of our stockholders.

        Our compensation program is structured so as to provide each executive officer and key employee with a competitive income, to incentivize outstanding individual performance and to create meaningful incentive for this group of employees to remain in our employ and not be unreasonably susceptible to recruiting efforts by our competitors. The design of our compensation program and the weighting of its specific components reflect the competitive nature of the oil and gas industry. Further, the Compensation Committee intends that outstanding individual performance by executive officers and key employees be rewarded.

  Role of Executives and the Compensation Committee in Setting Compensation

        Our compensation program is generally administered by the Compensation Committee, and at all times relevant to the disclosures contained herein, Forest's compensation program has been administered by the Forest Committee. The Compensation Committee is governed by the charter of the Compensation Committee of our Board, which was adopted as of March 17, 2011 and is posted on our company website under "Corporate Governance." The charter specifies, among other things, that the Compensation Committee will take a leadership role in the design and administration of our executive compensation program and in performing at least an annual valuation of the performance of our Chief Executive Officer and other members of the senior management team. The Compensation Committee is also charged with reviewing our overall compensation philosophy, and to determine how corporate goals and objectives can be applied to our compensation program.

        The Compensation Committee has the authority to retain a compensation consultant or to retain outside counsel or advisors as the Compensation Committee deems appropriate. As described in more detail below, the Compensation Committee engaged an independent consultant to assist it in making decisions with respect to the 2012 fiscal year, but no outside consultants or advisors were utilized by the Compensation Committee when it made decisions with respect to the 2011 fiscal year.

        The Compensation Committee may delegate authority to its Chairman or any of its members, as it deems appropriate. The Compensation Committee also consults with our Chief Executive Officer from time to time regarding the compensation of the remaining members of the senior management team. Specifically, our Chief Executive Officer assists the Compensation Committee in the administration of the Lone Pine Resources Annual Incentive Plan 2011 (the "2011 Plan"), other than with respect to items that could directly impact his own compensation. Our Chief Executive Officer also worked with the rest of the named executive officer group when assisting the Compensation Committee in developing departmental goals for the 2011 Plan. None of the remaining named executive officers has a formal role in setting compensation or making decisions with respect to compensation for the named executive officers, although the Compensation Committee may request recommendations or information regarding compensation from any of our named executive officers as it deems appropriate.

  Key Elements of our Compensation Program

        The compensation program at both our company and at Forest currently consists of three primary components:

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  an annual base salary,

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  an annual incentive bonus and

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  periodic grants of long-term equity-based compensation.

        Our named executive officers participate in health and welfare benefit plans that are provided to all employees, and the officers are also reimbursed for the costs associated with tax preparation, estate or financial planning and an annual physical examination. During 2011, all of our full-time employees, including Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie, participated in a group savings plan ("GSP") and a group pension plan ("GPP"), which are retirement arrangements that are maintained by us for our Canadian employees. The GPP provided employees with a contribution of 5% of their base salary to a group pension plan. The GSP provided employees with a match of up to 4% of their base salary contributed to a Group Savings Plan. Effective January 1, 2012, we wound up the GPP and replaced it with an equivalent contribution feature under the GSP. Mr. Kennedy participated in Forest's 401(k) Plan and Forest's supplemental retirement plan for executive officers during the 2011 fiscal year. We do not maintain formal employment agreements with our executive officers, but we do have severance agreements with each of our named executive officers (other than Mr. Kennedy) that provide for benefits in the event of certain defined involuntary terminations. Mr. Kennedy has entered into a severance agreement with Forest.

  Purpose of Each Compensation Element

        The purpose of base salaries is to create cash compensation for executive officers that is competitive in the industry and will enable us, or Forest, as applicable, to attract, motivate and retain capable executives. Like Forest, we also choose to pay annual incentive bonuses to ensure focus on the achievement of key objectives because we believe that the satisfaction of the goals of our annual incentive plan furthers the interests of our stockholders. The purpose of our long-term equity-based incentives is to reward individual performance, align the executive officers' compensation with their contribution to our success in creating stockholder value, tie their long-term economic interest directly to those of our stockholders and retain the executive officers.

        Our retirement plans, like those established at Forest, are designed to encourage all employees, including the participating named executive officers, to save for the future. We reimburse the named executive officers for tax-preparation and estate or financial planning costs, as we believe that such benefits are common for executive officers in our industry, they increase the competitiveness of the total compensation package, save the named executive officer's time spent on the important but time-consuming activities associated with tax preparation and estate or financial planning and aid in retaining these key individuals. We also reimburse the named executive officers for the costs incurred for an annual physical examination to assess each officer's overall health and provide for the early detection of life-threatening diseases.

        Finally, our equity compensation award agreements (other than our form stock option agreement) contain a "single trigger" for accelerated vesting of equity awards, which means vesting accelerates upon a change in control irrespective of whether the named executive officer is terminated. We also have entered into certain change in control severance agreements with our named executive officers (other than Mr. Kennedy) that provide for post-termination payments and benefits (including the accelerated vesting of stock options) following a qualifying termination in connection with a change in control event, or what is commonly referred to as a "double trigger." Forest also maintained severance agreements with its named executive officers, including Mr. Kennedy, that are similar to those we maintain with certain of our employees and maintained change in control protections with respect to Forest equity compensation awards. Like Forest, we believe that severance and change in control protections create important retention tools for us, as providing for accelerated vesting of certain equity awards upon a change in control enables employees to realize value from these awards in the event that we undergo a change in control event, while post-termination payments and benefits allow employees to walk away with value in the event of certain terminations of employment that were beyond their control. We believe that change in control and post-termination protections allows management to focus its attention and energy on the business transaction at hand without any distractions regarding the effects of a change in control. Executive officers at other companies in our industry and the general market against which we compete for executive talent commonly have equity compensation plans that provide for accelerated vesting upon a change in control event of that company and post-termination payments, and we have determined that it is necessary to provide this benefit to the named executive officers in order to remain competitive in attracting and retaining skilled professionals in our industry.

  Setting Compensation for the 2011 Year

      Base Salary

        In connection with our IPO, we reviewed base salary levels for officers at Forest, and we reviewed publicly available compensation data at other oil and gas companies that we believed we would be competing against for talent. Without using a benchmark or a specific formula, our Board (rather than the Compensation Committee, which was not fully formed at the time) determined the appropriate levels of base salary that each of our named executive officers (other than Mr. Kennedy) should receive for the remainder of the 2011 fiscal year. We provided offer letters to Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie that set forth the amount of base salary that would become effective for them on June 1, 2011 (except for Mr. Bereznicki, whose salary became effective July 1, 2011). Salary amounts applicable for the 2011 fiscal year (prior to any pro-ration that occurred) are shown below in Canadian dollars as well as our best estimate as to the conversion of that amount to U.S. dollars as of December 31, 2011.

Executive	2011 Base Salary (Cdn$)	2011 Base Salary (US$)
David Anderson	375,000	368,738
Edward Bereznicki	275,000	270,408
Douglas Axani	250,000	245,825
Gordon Howe	220,000	216,326
Shona Mackenzie	250,000	245,825

        Prior to our IPO, the Forest Committee made base salary determinations for all of our named executive officers other than Mr. Bereznicki. The Forest Committee reviewed and discussed data on salaries in the oil and gas industry, with specific focus on salaries among Forest's peer group of companies. The Forest Committee engaged Meridian Compensation Partners, LLC in 2011 to review and provide advice regarding the compensation of Forest's executive officers. With respect to the compensation data that the Forest Committee reviewed at peer companies, the Forest Committee generally tried to set the base salary of Forest's executive officers at or near the 50th percentile of salaries of comparable executive officers at Forest's peer group of companies.

        Prior to our IPO, the base salaries (payable by us) for each of our named executive officers (other than Mr. Bereznicki) were set at the amounts shown below:

Executive	Pre-IPO 2011 Base Salary (Cdn$)	Pre-IPO 2011 Base Salary (US$)
David Anderson	279,300	274,636
Michael Kennedy	—	—
Douglas Axani	215,000	211,410
Gordon Howe	185,000	181,911
Shona Mackenzie	215,000	211,410

  Annual Incentive Bonus

      Our 2011 Plan

        Each of our named executive officers, other than Messrs. Kennedy and Bereznicki, participated in two separate bonus plans for the 2011 fiscal year, the 2011 Plan and the Forest 2011 Annual Incentive

Plan (the "Forest Bonus Plan"). We adopted the 2011 Plan following our IPO. Our objectives for the 2011 Plan are to provide an annual incentive plan framework that is performance-driven and focused on objectives that will be critical to our success, to offer competitive cash compensation opportunities to all of our employees, and to incentivize and reward outstanding achievement. We intend for this plan to provide incentive awards largely determined on the basis of our consolidated results on financial and operating performance measures, as well as departmental objectives and individual performance goals that vary between participants. Effective June 1, 2011, Messrs. Anderson, Axani and Howe and Ms. Mackenzie became eligible to participate in the 2011 Plan for the remainder of the 2011 fiscal year, while Mr. Bereznicki became eligible to participate on July 1, 2011. Each of Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie became eligible to receive a target bonus under the 2011 Plan based upon a percentage of their base salary, but all awards were pro-rated for the 2011 fiscal year to reflect the short year. The amount of each applicable named executive officer's target bonus award (prior to pro-ration) for the 2011 Plan is set forth below. As Mr. Kennedy was not our employee, he was not eligible to participate in the 2011 Plan.

Executive	2011 Target Bonus (as % of Base Salary)
David Anderson	60%
Edward Bereznicki	50%
Douglas Axani	40%
Gordon Howe	40%
Shona Mackenzie	40%

        The Compensation Committee and Mr. Anderson generally administered the 2011 Plan (although Mr. Anderson did not make specific decisions regarding his own compensation). Mr. Bereznicki, as our Chief Financial Officer, assisted in the administration of the 2011 Plan by verifying the performance calculations for all financial and operating measures, while Ms. Mackenzie, as our Vice President, Engineering & Exploitation, was responsible for overseeing the estimation of our oil and gas reserves by our independent third-party reserves engineer and verifying our Bankable Value PV10 (as defined below) calculation. Actual performance goals, standards, award determinations and any modifications to the design of the 2011 Plan were approved by the Compensation Committee.

        For 2011, the Compensation Committee determined that the performance measures applicable to the bonus awards are as follows:

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  Working Interest Production (25%).  Working Interest Production excludes the impact or royalty and other burdens, thus eliminating the impact of changes in commodity price that influence Canadian royalty calculations. This metric excludes the impact of acquisitions and/or divestitures with associated production.

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  Working Interest Cash Costs (15%).  Working Interest Cash Costs is the sum of direct operating expenses and expensed workovers and transportation expense for us divided by total working interest production for us measured in Mcfe (our cash cost per unit of production, which is generally the 1,000 cubic feet equivalent of 6,000 cubic feet of natural gas to one barrel of product). This calculation excludes ad valorem taxes, production taxes and total expensed general and administrative expenses.

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  Bankable Value PV10 (25%).  Bankable Value PV10 is the increase in value associated with the growth of proved developed producing reserves from one year to the next. This measurement is made before tax and is determined using a constant price scenario. The impact of divestitures with production is excluded, while acquisitions are included. The baseline for the calculation of Bankable Value PV10 is the previous year-end PV10 value for our proved developed producing reserves.

  •
  Departmental Performance Objectives (25%).  This portion of the bonus award is based on reasonably measurable objectives designed specifically for each business unit and corporate department by Mr. Anderson, in consultation with the rest of the management team for each department.

  •
  Discretionary Elements (10%).  This portion of the bonus award is discretionary in order to recognize significant achievements that may not be addressed elsewhere in the 2011 Plan. The Compensation Committee, based on recommendations from Mr. Anderson, assigns a completion percentage between 0% and 200% for the discretionary achievements noted for each participant, if any.

        The Compensation Committee then established the threshold (50% of payout), target (100% of payout), above target (150% of payout) and outstanding (maximum of 200% of payout) performance levels for each performance measure and its appropriate weighting. Any results that fall below threshold levels result in no payment for that measure. Actual performance that falls somewhere between any two levels is rewarded in proportion to where it falls relative to the four performance level benchmarks. The performance levels set for Working Interest Production, Working Interest Cash Costs and Bankable Value PV10 are set forth in the table below.

Performance Measure	Below Threshold	Threshold	Target	Above Target	Outstanding
Working Interest Production (June 1, 2011 - December 31, 2011)	Below 108 MMcfe/d	108 MMcfe/d	110 MMcfe/d	112 MMcfe/d	Above 112 MMcfe/d
Working Interest Cash Cost (June 1, 2011 - December 31, 2011)	Above Cdn $1.40/Mcfe	Cdn $1.40/Mcfe	Cdn $1.35/Mcfe	Cdn $1.30/Mcfe	Below Cdn $1.30/Mcfe
Bankable Value PV10 (2011 Fiscal Year)	Below 5% growth	5% growth	>5% to 10% growth	>10% to 15% growth	>15% growth

        At its regular meeting in March 2012 and in subsequent communications with Mr. Anderson, the Compensation Committee reviewed our performance under the 2011 Plan. The Compensation Committee also reviewed with Mr. Anderson other accomplishments during 2011 that were not specifically addressed by the performance goals established for the plan. With respect to the first three performance measures, the results under the 2011 Plan were as follows:

	Working Interest Production	Working Interest Cash Cost	Bankable Value PV10
% of Target Achieved	0	150%	200%

        The departmental performance objectives for the 2011 fiscal year included improving well deliverability by implementing new fracturing technology, establishing our public reporting function to meet both United States and Canadian requirements, expanding land holdings in our core areas, initiating and monitoring a waterflood pilot at Evi and completing systems and application migration from Forest.

        The Compensation Committee reviewed with Mr. Anderson, also during its March 2012 regular meeting and in subsequent communications, the 2011 individual performance of each executive officer. With respect to Mr. Anderson's individual performance, however, the Compensation Committee alone made all decisions.

        With respect to Mr. Bereznicki, the Compensation Committee considered his key role in establishing our stand-alone finance reporting, establishing our internal audit function and his coordination of an increase in the borrowing base under our bank credit facility. With respect to Mr. Axani, the Compensation Committee considered his efforts in completing a regional mapping of the Slave Point resource play, his efforts in evaluating and ranking potential recompletion opportunities within our asset base and developing drill ready opportunities for additional liquids focus. With respect to Mr. Howe, the Compensation Committee considered our successful land holdings expansion in core areas and dispositions of non-core properties and his efforts in managing our Quebec interests. With respect to Ms. Mackenzie, the Compensation Committee considered her key role in positioning our company to transition our reserves management systems and databases from Forest, positioning our company to complete the required reserves evaluations in accordance with applicable United States and Canadian requirements and the initiation of a waterflood pilot at Evi.

        In general, the Compensation Committee attributed to the leadership of our named executive officers positive corporate performance, including success in our horizontal drilling program, particularly in the Evi area, and our successful transition from Forest following the IPO and the Distribution. The Compensation Committee also generally considered the need to provide competitive incentive opportunities for all of Lone Pine's named executive officers.

        Looking at our company's performance as a whole, the calculated payout under the 2011 Plan was equal to 130% of the total target payout for executive officers and 122.75% for all other employees. Based on our overall performance, as well as the performance of each business unit and corporate department and the individual executive officers, the Compensation Committee approved cash bonus awards under the 2011 Plan in the aggregate amount of US$470,410 for all of the named executive officers, as a group, including Mr. Anderson. The Compensation Committee and our full Board (excluding Mr. Anderson) reviewed Mr. Anderson's performance at their regular meetings in March 2012. The Compensation Committee granted a bonus award to Mr. Anderson, which was approved and ratified by our Board, equal to approximately 49% of his year-end base salary.

      Forest Bonus Plan

        Prior to our IPO, each of the named executive officers, other than Mr. Bereznicki, participated in the Forest Bonus Plan. In general, the Forest Bonus Plan was designed to meet the same objectives that we set for our 2011 Plan. When they became participants in the 2011 Plan, Messrs. Anderson, Axani and Howe and Ms. Mackenzie became eligible to receive, as of September 30, 2011, and did receive in October 2011, a pro-rata award under the Forest Bonus Plan based upon the period between January 1, 2011 and May 31, 2011, assuming a "target" achievement of performance measured as of May 31, 2011.

        The Forest Bonus Plan was designed to provide for annual incentive awards determined primarily on the basis of Forest's results under specified performance measures. The Forest Committee establishes the threshold, target and outstanding (or maximum) performance levels for each performance measure and its appropriate weighting, and individual awards were calculated by Forest based on an employee's current salary, multiplied by the employee's bonus target, multiplied by 151/365 days for those employed through the entire period. Employees had to be employed by our company on the IPO closing date and on the Distribution date to receive the award.

        Each participant in the Forest Bonus Plan had a target bonus (payable by us) expressed as a percentage of his or her base salary, as follows:

Executive	Target Bonus (as % of Base Salary) January 1 - May 31
David Anderson	60%
Michael Kennedy	n/a
Douglas Axani	40%
Gordon Howe	40%
Shona Mackenzie	40%

        Upon completion of the Distribution, in accordance with the terms of the employee matters agreement entered into between Forest and us at the time of the IPO, we paid a bonus to our employees on September 30, 2011 under the Forest Bonus Plan assuming a target achievement of performance measured as of May 31, 2011, which amounted to an aggregate amount of US$212,227 for all of the eligible named executive officers, as a group, including Mr. Anderson. We paid out these target achievement level awards to our employees that were going to cease participation in the Forest Bonus Plan following our IPO. Forest's employees (including Mr. Kennedy) remained in the Forest Bonus Plan for the remainder of the 2011 fiscal year and Forest paid out these bonuses in the first quarter of 2012 pursuant to the Forest Bonus Plan based on the actual performance results that were achieved as of the end of the 2011 fiscal year.

  Long-Term Incentive Awards

        Our Board adopted the 2011 Stock Incentive Plan, in connection with our IPO. The 2011 Stock Incentive Plan is designed to enable us and our affiliates to provide a means to attract able directors, employees and consultants and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of us and our affiliates rest, and whose present and potential contributions to us and our affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for our success and that of our affiliates. A further purpose of the 2011 Stock Incentive Plan is to provide such individuals with additional incentives and reward opportunities designed to enhance our profitable growth and that of our affiliates. Accordingly, the 2011 Stock Incentive Plan provides for the following types of awards: stock options (both incentive and non-statutory), restricted stock, performance shares or awards and phantom stock unit awards.

        During 2011, we granted phantom stock unit awards under the 2011 Stock Incentive Plan to each of our named executive officers other than Mr. Kennedy (who received all of his compensation from Forest). A phantom stock unit award is a right to receive shares of our common stock (or the fair market value thereof) or a right to receive amounts equal to the share appreciation over a specific period of time. The phantom stock unit award agreements that we provided to Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie in connection with the beginning of their employment with us require cash settlements of the awards based upon the fair market value of our common stock on the payment date. The phantom stock unit awards vest over a three-year period, although the acceleration of vesting will occur upon the executive's termination of employment by reason of death, disability or an involuntary termination, or upon our change in control (please see the section "Potential Payments upon Termination or Change in Control" below for further details on vesting schedules and potential acceleration events).

        Mr. Kennedy received equity awards from Forest in June 2011, which were based upon his performance at Forest for the 2010 fiscal year. In accordance with Forest's current equity grant philosophy, Mr. Kennedy's awards were comprised of both restricted stock awards and performance units granted pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan. Mr. Kennedy received 25,000 shares of restricted Forest common stock that generally vests on the third anniversary of the grant date of the award (subject to certain accelerated vesting events such as his death, disability, an involuntary termination or a corporate change of Forest). The performance units granted to Mr. Kennedy are tied to Forest's total shareholder return ("TSR") relative to Forest's peer group over a three-year period. Mr. Kennedy received a target number of 38,000 performance units that may be settled in shares of Forest's common stock, but depending upon Forest's TSR results and Mr. Kennedy's continued employment with Forest, Mr. Kennedy may receive from 0% to 200% of his target number of performance units. The detailed terms and conditions of the Forest Oil Corporation 2007 Stock Incentive Plan and Mr. Kennedy's 2011 equity awards are set forth in Forest's proxy statement under the section "Executive Compensation."

  Retirement Plans

        With respect to our Canadian resident employees, we maintain the GSP, a voluntary, contributory retirement plan similar to a U.S. retirement plan qualified under Section 401(k) of the Code. The GSP is designed to encourage Canadian employees to save a portion of their current compensation for post-retirement living. Subject to certain limitations imposed by law, Canadian employees may contribute 1% to 9% of their regular base pay to the GSP through payroll deductions, and we will then match that contribution up to a maximum of 4%. Like a 401(k) Plan, the GSP participants may choose to invest their account balances in certain investment options within the GSP. During 2011, we contributed a total of Cdn$45,347 (US$44,590 based on the Bank of Canada noon exchange rate in effect on December 31, 2011) to the GSP on behalf of Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie.

        Our employees were also eligible to participate in the GPP during 2011. We want to assist our employees in achieving their retirement goals, and the GPP provided participants a basic income at retirement that will supplement personal savings and income from Canadian governmental plans. Each month, we contributed an amount equal to 5% of the salary of each Canadian employee participating in the defined contribution portion of the GPP (subject to contribution limitations imposed on such retirement plans by the Canada Revenue Agency). Employees do not directly contribute funds to the GPP, but they may direct us to invest their account balances in certain investment options provided under the GPP. During 2011, we contributed a total of Cdn$57,256 (US$56,300 based on the Bank of Canada noon exchange rate in effect on December 31, 2011) to the GPP on behalf of Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie. Effective January 1, 2012, we wound up the GPP and replaced it with an equivalent contribution feature under the GSP.

        Mr. Kennedy participated in Forest's Retirement Savings Plan (the "401(k) Plan") and the Forest Executive Deferred Compensation Plan (the "EDC Plan") during 2011. Forest employees may elect to contribute up to 80% of their eligible compensation, subject to certain limitations, into the 401(k) Plan. The EDC Plan allows participants to receive Forest's 401(k) matching contribution that cannot be made into the 401(k) Plan due to contribution limits on 401(k) plans, but the amounts will be contributed to the EDC Plan rather than the 401(k) Plan.

  Other Benefits

        Following the IPO, the named executive officers (other than Mr. Kennedy) participated in our medical and dental plans, group term life and accidental death and dismemberment insurance plans and short-term and long-term disability plans on the same terms and conditions as our other salaried employees. Named executive officers also are eligible to receive reimbursement of tax-preparation and estate or financial planning expenses and the cost of an annual extensive physical examination. Historically, our predecessor, LPR Canada (formerly Canadian Forest Oil Ltd.), and Forest have provided similar benefits to executive officers, and reimbursements that these officers received from

Forest have involved small dollar amounts. The Compensation Committee believes that these benefits are reasonable and consistent with, or less generous than, the compensation practices of our competitors. In 2011, no costs for tax preparation or estate and financial planning amounts were reimbursed to any of the named executive officers.

        With respect to severance and change in control benefits, in addition to the rationale provided above under "—Compensation Discussion and Analysis—Purpose of Each Compensation Element," the Compensation Committee believes that the double-trigger change in control severance benefits generally provided under the severance agreements provide a sufficient level of protection for the named executive officer, as well as a retention incentive benefiting us and our stockholders, without creating an unreasonable obstacle to potential bona fide purchasers. Each severance agreement provides benefits only in connection with an "involuntary termination" of employment that occurs within two years after our "change in control." For definitions of "involuntary termination" and "change in control," please see the section "Potential Payments Upon Termination or Change in Control" below. In the event that a named executive officer's employment is involuntarily terminated within two years after a change in control occurs, the severance benefits provided under the severance agreements consist of a lump sum cash payment equal to 2.5 times the employee's annual base salary, continued coverage under our medical and dental plans for the employee and his or her spouse and eligible dependents and the full vesting of outstanding options to purchase our common stock and any accrued benefits under nonqualified deferred compensation plans that we may sponsor. Generally, as a condition to receiving any payments or benefits, the severance agreement will require the employee to release us in writing from all claims and causes of action, including those arising out of the employee's employment or his or her termination of employment. Each severance agreement has an initial term of 30 months, subject to automatic successive renewal periods of 30 months unless the Compensation Committee chooses not to renew the agreement.

  Interaction of Compensation Elements

        The Compensation Committee considers each element of our compensation program and, when making decisions regarding specific elements, takes into account how that element fits into our overall compensation objectives. The Compensation Committee also considers how that element is affected by the other elements in the program. As an example, when determining appropriate levels of 2012 equity awards and to ensure that our equity awards were providing the named executive officers with a sufficient retention feature, the Compensation Committee reviewed the then-current market value of the grants of equity awards that the named executive officers received in 2011.

  2012 Compensation Decisions

        In October 2011, the Compensation Committee engaged Hugessen Consulting Inc. to review and provide advice regarding the compensation of our named executive officers in 2012, following completion of the Distribution. The Compensation Committee observed that Forest's historical approach in establishing executive compensation for our executives had been to rely predominantly on industry-specific survey data and to target between the 50th and 75th percentile of "total direct compensation" among the survey data set for its executives. With this background, the Compensation Committee developed a peer group of companies for our company to be used on a go-forward basis to supplement the Compensation Committee's use of survey data. In selecting a peer group, the Compensation Committee considered the following criteria: TSX, NYSE, NASDAQ and Amex listed companies, exploration and production focus, production profile of approximately 0.5x to 2.0x our current production profile, and market capitalization of approximately 0.5x to 2.0x our current market capitalization. The Compensation Committee also considered the fact that we are based in Calgary, Alberta, and all of its assets are currently located in Canada, but that the primary market for our securities and our reporting obligations are in the United States. Therefore, the Compensation

Committee decided to use two peer groups, one comprised of Canadian-based companies and another comprised of United States-based companies. The peer groups of companies that the Compensation Committee chose to consider for 2012 consisted of the following:

Canada	United States
Celtic Exploration Ltd.	Swift Energy Co.
Daylight Energy Ltd.	Petroleum Development Corporation
Birchcliff Energy Ltd.	Carrizo Oil & Gas Inc.
Legacy Oil + Gas Inc.	Goodrich Petroleum Corp.
Crew Energy Inc.	BreitBurn Energy Partners L.P.
Advantage Oil & Gas Ltd.	Clayton Williams Energy Inc.
NuVista Energy Ltd.	Legacy Reserves L.P.
Perpetual Energy Inc.	PetroQuest Energy Inc.
Angle Energy Inc.	Energy Partners Ltd.
Fairborne Energy Ltd.	Resolute Energy Corporation
Bellatrix Exploration Ltd.

        The Compensation Committee believes that referencing both peer groups, and the application of varying target weightings between the two groups for different executive positions, will more accurately reflect the desired competitiveness of pay for positions that have varying degrees of exposure to incremental reporting and compliance functions that arise out of our unique structure.

        Based on the compensation data and industry surveys, Mr. Anderson's base salary following the June 1, 2011 base salary increase in connection with the IPO, was approximately at the 40th percentile of base salaries for chief executive officers among the combined peer group; the base salary of Mr. Bereznicki was approximately at the 42nd percentile of base salaries for chief financial officers among the combined peer group; the base salary of each of Ms. Mackenzie and Mr. Axani was approximately at the 45th percentile of base salaries for similar positions among the combined peer group; and the base salary of Mr. Howe was approximately at the 62nd percentile of base salaries for a similar position among the combined peer group.

        The Compensation Committee approved the base salaries, target bonus opportunities and certain equity-compensation awards to our named executive officers (other than Mr. Kennedy) for the 2012 fiscal year on January 9, 2012. Salary numbers reflected below are shown in Canadian dollars as well as our best estimate as to the conversion of that amount to U.S. dollars.

Executive	2012 Salary (Cdn$)	2012 Salary (US$)	2012 Target Bonus (as % of Base Salary)
David Anderson	400,000	393,320	60%
Edward Bereznicki	290,000	285,157	50%
Douglas Axani	260,000	255,658	40%
Gordon Howe	228,000	224,192	40%
Shona Mackenzie	260,000	255,658	40%

        The Compensation Committee also determined on January 9, 2012 that the named executive officers should receive equity compensation awards in the form of both phantom stock unit awards and stock option awards during the 2012 fiscal year. Each named executive officer received a target value of long-term incentive awards for the 2012 fiscal year, with 75% of that target value being awarded in the form of phantom stock unit awards and 25% of that target value being awarded in the form of stock option awards. The phantom stock unit awards granted to the named executive officers for 2012 are designed similarly to the 2011 awards; however, the 2012 awards will be settled in shares of our common stock rather than in cash.

        Each stock option award that our named executive officers were granted for 2012 will entitle the holder to purchase a share of our common stock following the satisfaction of a vesting period. The stock options have exercise prices that equal 100% of the fair market value of a share of our common stock on the date of grant, have a five-year term from the date of grant and will vest in three equal installments on each anniversary of the date of grant of that award. The stock option awards will receive 100% accelerated vesting in the event that the holder's termination of employment occurs due to a death or disability, or due to a normal retirement, prior to the end of the vesting period.

        The target long-term incentive value for each named executive officer for 2012 is set forth below, in Canadian dollars as well as our best estimate as to the conversion of that amount to U.S. dollars:

Executive	2012 Total Target Long-Term Incentive Value (Cdn$)	2012 Total Target Long-Term Incentive Value (US$)
David Anderson	1,300,000	1,278,290
Edward Bereznicki	650,000	639,145
Douglas Axani	520,000	511,316
Gordon Howe	300,000	294,990
Shona Mackenzie	520,000	511,316

  Stock Ownership Guidelines

        On March 21, 2012, we adopted stock ownership and retention guidelines that will be applicable to each of our named executive officers and other members of our senior management team. "Ownership" of shares of our common stock will be determined by utilizing all common stock that is owned by the executive, the executive's spouse, any minor children of the executive that still live in the executive's home or any trust in which the executive is a trustee with voting power. Additionally, all shares of our common stock (including phantom stock units that must be settled in shares of our common stock) granted to the executive that are still subject to a vesting schedule, and all shares acquired and held under our employee stock purchase plan, shall be treated as "owned" by the executive for purposes of the guidelines. Shares that will not be counted as "owned" will include shares of common stock subject to an unvested performance share unit award and shares of common stock underlying stock options (whether vested or unvested).

        The guidelines will encourage our chief executive officer to hold shares of our common stock having an aggregate value of at least five times his or her annual base salary. Other executive officers are encouraged to hold shares of our common stock having an aggregate value of at least three times his or her annual base salary, while non-employee directors will be encouraged to hold at least four times the amount of his or her annual cash retainer.

        The individuals subject to the guidelines will be encouraged to comply with the guidelines by the later of April of 2017 or the fifth anniversary of the person's date of hire, appointment or election, as applicable.

        The retention features of our policy state that until the guidelines are achieved, the individual is encouraged to retain an amount equal to 50% of the net shares obtained through our stock incentive plans. Each subject individual is encouraged to achieve the guideline levels of stock ownership in conformity with the guidelines, while recognizing that stock ownership will be subject to each director or executive's personal financial situation.

  Accounting and Tax Implications

        The Compensation Committee generally makes compensation decisions for the named executive officers that are considered appropriate for the individual's position generally in our industry, what is considered competitive for that position at peer companies, his or her past performance and any changes in duties that the individual may experience in the near future. The resulting accounting and tax treatment to the individual or to us from the compensation is generally a secondary consideration to the Compensation Committee's decisions regarding what is proper compensation for the individual in light of then-current circumstances. However, we do account for our equity compensation expenses under the rules of FASB ASC Topic 718, which requires us to estimate and record an expense for each award of long-term incentive compensation over the vesting period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

        Section 162(m) of the Code and its underlying regulations pertain to the deductibility of compensation to certain named executive officers in excess of US$1,000,000, but this restriction on deductibility is limited to our chief executive officer and our three other most highly compensated employees other than our chief financial officer. Following our IPO, certain compensation payments that we make will be subject to a transitional rule for newly public companies that enables us to deduct certain compensation payments that are subject to Section 162(m) of the Code. That transition period will last until the earliest of: (1) the natural expiration of our applicable compensation plans or agreements such as the 2011 Stock Incentive Plan, (2) the material modification of our applicable compensation plans or agreements such as the 2011 Stock Incentive Plan, (3) the issuance of all of our common stock that has been reserved for issuance under the 2011 Stock Incentive Plan or (4) the first meeting of our stockholders to elect directors that occurs after the end of the third calendar year following the year of our IPO. While the deductibility of compensation is important to us and actions will, when deemed appropriate, be taken to ensure the deductibility of compensation, the Compensation Committee has also determined that some flexibility is required, notwithstanding the statutory and regulatory provisions, in negotiating and implementing incentive compensation programs.

Report of the Compensation Committee

        During the last fiscal year, and this year in preparation for the filing of this Proxy Statement with the SEC, the Compensation Committee:

  •
  reviewed and discussed the disclosure set forth under the heading "Executive Compensation—Compensation Discussion and Analysis" with management; and

  •
  based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading "Executive Compensation—Compensation Discussion and Analysis" be included in this Proxy Statement and incorporated by reference into Lone Pine Resources Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

        Respectfully submitted by the Compensation Committee of the Board of Directors,

Donald McKenzie (Chairman) David Fitzpatrick Patrick McDonald

Summary Compensation Table

        The table below discloses the total compensation paid or earned by the named executive officers for the fiscal year ended December 31, 2011. Footnotes 1-6 to the table below contain information for each of our named executive officers other than Mr. Kennedy, while Footnote 7 to the table below contains relevant information for Mr. Kennedy.

        As reflected in the table, in 2011, on average, the named executive officers' base salary accounted for approximately 23% of total compensation, non-equity incentive compensation (consisting of cash bonuses awarded under the 2011 Plan and the Forest Bonus Plan) for services rendered in 2011 accounted for approximately 14% of total compensation, long-term equity incentive awards accounted for 60% of total compensation and the remainder was comprised of other benefits and perquisites. The footnotes to the Summary Compensation Table provide disclosure for fiscal year 2011, unless otherwise indicated.

Name and principal position	Year (1)	Salary (US$)(2)	Bonus (US$)(3)	Stock awards (US$)(4)	Option awards (US$)(4)	Non-equity Incentive plan compensation (US$)(5)	All other compensation (US$)(6)	Total (US$)
David M. Anderson President & Chief Executive Officer	2011 2010 2009	329,528 265,124 247,198	108,305 — —	1,000,005 698,625 290,320	— — —	150,998 170,000 204,286	60,451 23,861 21,051	1,649,287 1,157,610 762,855
Michael N. Kennedy(7) Former Vice President & Chief Financial Officer	2011 2010 2009	362,500 312,500 218,333	— — —	1,366,002 1,257,525 836,860	— — —	240,000 425,000 275,000	37,697 26,478 21,182	2,006,199 2,021,503 1,351,375
Edward J. Bereznicki Executive Vice President & Chief Financial Officer	2011	135,204	8,788	415,740	—	79,094	19,528	649,566
Douglas Axani Vice President, Exploration	2011	231,486	48,136	400,009	—	67,110	25,990	772,731
Gordon W. Howe Vice President, Land & Negotiation	2011	201,987	42,359	300,010	—	59,057	23,334	626,747
Shona F. Mackenzie Vice President, Engineering & Exploitation	2011	231,486	48,136	400,009	—	67,110	25,990	772,731

(1)
Amounts that were paid for the 2011 fiscal year in Canadian dollars have been converted to U.S. dollars for purposes of the table using the exchange rate of Cdn$1.00 = US$0.9833, which was the Bank of Canada noon exchange rate in effect on December 31, 2011. Amounts shown for the 2009 and 2010 fiscal years were converted from Canadian to U.S. dollars, using the exchange rate of Cdn$1.00 = US$1.0054, which was the Bank of Canada noon exchange rate in effect on December 31, 2010.

(2)
Amounts shown represent base salary paid during the full fiscal year.

(3)
Amounts shown represent bonus amounts earned during the full fiscal year. Amounts provided by us to the named executive officers pursuant to the Forest Bonus Plan are as follows: Mr. Anderson, US$91,528; Mr. Bereznicki, US$0; Mr. Axani, US$40,679; Mr. Howe, US$35,798 and Ms. Mackenzie, US$40,679. Amounts provided by us to the named executive officers pursuant to the 2011 Plan are as follows: Mr. Anderson, US$16,778; Mr. Bereznicki, US$8,788; Mr. Axani, US$7,457; Mr. Howe, US$6,562 and Ms. Mackenzie, US$7,457.

(4)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions. The discussion of the assumptions used in calculating these values can be found in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(5)
Amounts shown represent the amounts paid during the full fiscal year that are attributable to the performance-based portions of the 2011 fiscal year.

(6)
Amounts shown reflect the following items for each named executive officer: for Mr. Anderson, US$25,528 in vacation payouts (described below), US$16,476 in GPP contributions, US$13,181 in GSP matching contributions and US$5,266 in company-paid parking; for Mr. Bereznicki, US$5,200 in vacation payouts, US$6,760 in GPP contributions, US$4,957 in GSP matching contributions and US$2,611 in company-paid parking; for Mr. Axani, US$0 in vacation payouts, US$11,513 in GPP contributions, US$9,211 in GSP matching contributions and US$5,266 in company-paid parking; for Mr. Howe, US$0 in vacation payouts, US$10,038 in GPP contributions, US$8,030 in GSP matching contributions and US$5,266 in company-paid parking; and for Ms. Mackenzie, US$0 in vacation payouts, US$11,513 in GPP contributions, US$9,211 in GSP matching contributions and US$5,266 in company-paid parking. We do not allow our employees to carry over more than five vacation days from one year to the next, so some employees may receive a payout of a portion of their unused vacation time for a given year. Unused vacation amounts for the 2011 fiscal year that were not carried over to 2012 were paid to the applicable executives during the first quarter of the 2012 fiscal year.

(7)
The compensation reported for Mr. Kennedy has been paid solely by Forest. Mr. Kennedy's stock awards were computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions, for fiscal year 2011, 2010 and 2009, respectively. The grant date fair value of the restricted stock was determined by averaging the high and low stock price of a share of Forest's common stock as published by the NYSE on the date of grant. The grant date fair value of the performance units was determined using a process that takes into account probability weighted shareholder returns assuming a large number of possible stock price paths (which are modeled based on inputs such as volatility and the risk-free interest rate). Note 6 of Forest's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 contains additional information regarding the assumptions used to calculate these awards. The amount reported under the "Non-Equity Incentive Plan Compensation" column was the amount Forest paid to Mr. Kennedy pursuant to his Forest Bonus Plan award during the first quarter of 2012. Amounts comprising Mr. Kennedy's "All Other Compensation" are as follows: US$16,500 in matching contributions to Forest's 401(k) Plan, US$12,500 in matching contributions to the EDC and US$8,697, which is the taxable value of Forest's group term life insurance coverage.

2011 Grants of Plan-Based Awards

        The following table provides information about our plan-based awards, including cash payouts and phantom stock units awarded to each of the named executive officers for services provided during 2011. No stock options were awarded to the named executive officers during 2011. Amounts shown for Mr. Kennedy reflect awards granted to him by Forest pursuant to its compensation plans for Forest employees.

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock and Option Awards (US$)(4)
Name	Grant Date	Threshold (US$)	Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)
David M. Anderson	6/22/2011	64,529	129,058	258,116	—	—	—	80,451	1,000,005
Michael N. Kennedy		75,000	300,000	600,000
Performance Units	06/10/11				—	38,000	76,000
Restricted Stock	06/10/11							25,000	677,750
Edward J. Bereznicki(5)	6/22/2011	33,801	67,602	135,204	—	—	—	39,000	415,740
Douglas Axani	6/22/2011	28,680	57,359	114,718	—	—	—	32,181	400,009
Gordon Howe	6/22/2011	25,238	50,476	100,952	—	—	—	24,136	300,010
Shona Mackenzie	6/22/2011	28,680	57,359	114,718	—	—	—	32,181	400,009

(1)
The 2011 Plan awards for named executive officers other than Mr. Kennedy cover the period from June 1, 2011 through December 31, 2011. Amounts reflected for Mr. Kennedy reflect his threshold, target and maximum payments under the Forest Bonus Plan.

(2)
We did not grant awards to our employees pursuant to an equity incentive plan during the 2011 fiscal year. The amounts reflected here for Mr. Kennedy represent the number of performance units granted to him by Forest pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan.

(3)
Stock awards reflected in this column are phantom stock unit awards that we granted to our named executive officers other than Mr. Kennedy pursuant to the 2011 Stock Incentive Plan. With respect to Mr. Kennedy, the number reflects the number of restricted stock awards Forest granted to him pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan.

(4)
The amounts shown in this column for named executive officers other than Mr. Kennedy reflect the grant date fair value of the awards under FASB ASC Topic 718 used by us for financial statement reporting purposes, disregarding estimated forfeitures. The discussion of the assumptions used in calculating these values can be found in Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(5)
Mr. Bereznicki became eligible to participate in the 2011 Plan effective July 1, 2011.

Narrative Disclosure to Summary Compensation Table and 2011 Grants of Plan-Based Awards Table

        The phantom stock unit awards that we granted pursuant to the 2011 Stock Incentive Plan during 2011 generally provide that the awards will become vested over a three-year period commencing on the date of grant. However, in the event of an executive's termination due to death, Disability, an Involuntary Termination or the occurrence of a Corporate Change (each term as defined below), such awards will receive accelerated vesting.

        For purposes of the awards granted under the 2011 Stock Incentive Plan, an executive generally will be considered to have a "Disability" if the executive has been absent from full-time performance of the executive's duties for a period of six consecutive months, and the executive has not returned to full-time employment within a thirty-day period after the executive has been given notice by us that his employment will be terminated due to his disability. The agreements generally define an "Involuntary Termination" as any termination that does not result from the executive's resignation, but does not include a termination as a result of death, disability or a termination by us by reason of the executive's unsatisfactory performance or a final conviction of a misdemeanor involving moral turpitude or a felony. A "Corporate Change," or our change in control, pursuant to the agreements is generally defined to include: (1) a merger, consolidation or other reorganization where we are not the surviving entity; (2) a sale, lease or exchange of all or substantially all of our assets; (3) our dissolution or liquidation; (4) a person or entity acquiring or gaining ownership or control of more than 50% of our voting stock (based on voting power); or (5) the persons who were our directors prior to a contested election of directors no longer constitute a majority of the Board following such an election.

        For the 2011 fiscal year, the amount of the named executive officers' base salary and bonus that we paid to them as a percentage of the named executive officer's total compensation was as follows:

Executive	Percentage of Base Salary and Bonus to Total Compensation
David M. Anderson	27%
Michael N. Kennedy	N/A
Edward J. Bereznicki	21%
Douglas Axani	37%
Gordon Howe	40%
Shona Mackenzie	37%

Outstanding Equity Awards at 2011 Fiscal Year-End

        The following table provides information on the equity-based compensation awards held by each of the named executive officers as of December 31, 2011. This table includes unvested phantom stock unit awards for each of our named executive officers other than Mr. Kennedy. With respect to Mr. Kennedy, the table below shows unexercised stock options, unvested performance units, unvested restricted stock awards and unvested phantom stock unit awards that will be settled solely in cash, each of which were granted to him by Forest and will be paid pursuant to a Forest compensation plan. The vesting dates for awards are shown in the accompanying footnotes. The market value of each of our stock awards is based on the closing market price of our common stock as of December 31, 2011, which was US$7.01. Mr. Kennedy's awards are based upon the closing market price of Forest's common stock as of December 31, 2011, which was US$13.55. The market values may not reflect the value that will actually be realized by the named executive officers upon settlement.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (US$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested (US$)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (US$)
David M. Anderson	—		—	—	—	—	80,451		563,962	—		—
Michael N. Kennedy	11,293	(2)	0	N/A	13.56	12/08/14	72,000 28,120	(3) (4)	2,733,840 381,026	34,200 38,000	(5) (6)	463,410 514,900
Edward J. Bereznicki	—		—	—	—	—	39,000		273,390	—		—
Douglas Axani	—		—	—	—	—	32,181		225,589	—		—
Gordon Howe	—		—	—	—	—	24,136		169,193	—		—
Shona Mackenzie	—		—	—	—	—	32,181		225,589	—		—

(1)
Each of the phantom stock units vest in three equal installments on each anniversary of the grant date, beginning on June 22, 2012.

(2)
Mr. Kennedy's stock options will vest in four equal installments on each anniversary of the grant date and will be exercisable for shares of Forest common stock.

(3)
The forfeiture restrictions on Mr. Kennedy's unvested Forest restricted stock will lapse as follows: 12,000 shares on May 27, 2012, 12,500 shares on December 1, 2012, 22,500 shares on May 21, 2013 and 25,000 shares on June 10, 2014.

(4)
The forfeiture restrictions on Mr. Kennedy's unvested Forest phantom stock unit awards will lapse as follows: 6,000 units on May 27, 2012 and 12,500 units on December 1, 2012, and will be settled solely in cash.

(5)
The number of units listed shows Mr. Kennedy's target number of Forest performance units outstanding. The actual number of Forest shares that may be deliverable under an award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative TSR in comparison to an identified peer group during the 36-month performance period ending on March 31, 2013.

(6)
The number of units listed shows Mr. Kennedy's target number of Forest performance units outstanding. The actual number of Forest shares that may be deliverable under an award will range from 0% to 200% of the number of performance units awarded, depending on Forest's relative TSR in comparison to an identified peer group during the 36-month performance period ending on March 31, 2014.

 Option Exercises and Stock Vested in the 2011 Fiscal Year

        The following table provides information, on an aggregate basis, about stock options that were exercised and restricted stock awards that vested during the fiscal year ended December 31, 2011 for each of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (US$)(2)
David M Anderson	—	410,240
Michael N. Kennedy(1)	12,000	363,060
Edward J. Bereznicki	—	—
Douglas Axani	—	244,705
Gordon Howe	—	129,550
Shona Mackenzie	—	192,525

(1)
Forfeiture restrictions on Mr. Kennedy's awards lapsed on May 8, 2011. The value realized was calculated by multiplying the number of shares shown in the table by US$30.255, which was the mean of the high and low sales prices of Forest's common stock as listed on the NYSE on May 6, 2011.

(2)
In connection with the completion of the Distribution, all outstanding Forest phantom stock unit awards held by our employees vested and were settled in cash. The number of phantom stock units underlying each such award was adjusted based on a conversion ratio that took into account the impact of the Distribution on the value of a share of Forest common stock. The conversion ratio was 1.520. The number of Forest phantom stock units held by the named executive officers immediately prior to settlement (post-adjustment) were as follows: Mr. Anderson, 43,320; Mr. Bereznicki, 0; Mr. Axani, 25,840; Mr. Howe, 13,680; and Ms. Mackenzie, 20,330.

Pension Benefits

        We do not currently maintain a pension plan for our employees, nor did any of our named executive officers participate in a pension plan at Forest or us prior to our IPO.

Nonqualified Deferred Compensation

        In addition to Forest's 401(k) Plan, which is a qualified plan within the meaning of Section 401(a) of the Code, Forest maintains the EDC Plan that provides deferred compensation benefits for certain U.S. officers whose annual accumulations under the 401(k) Plan are limited by certain provisions of the Code. During the 2011 fiscal year, Mr. Kennedy was the only named executive officer who participated in the EDC Plan.

        Under Forest's 401(k) Plan, a participant may elect to defer up to 80% of his or her compensation and Forest makes certain specified contributions on behalf of each participant; however, the Code imposes several limitations on the amount of such deferrals and employer contributions, including the following: (1) the maximum employee elective deferral for 2011 was US$16,500 (US$22,000 if the participant attained at least age 50 by the end of the year); (2) the maximum amount of participant compensation that may be taken into account under the 401(k) Plan was US$245,000 for 2011; (3) certain employee elective deferrals and employer matching contributions must be returned to highly compensated employees or forfeited if the 401(k) Plan does not pass applicable nondiscrimination tests; and (4) the maximum sum of employee elective deferrals and employer contributions made under the

401(k) Plan on a participant's behalf for 2011 could not exceed the lesser of 100% of compensation or US$49,000 (US$54,500 if the participant attained at least age 50 by the end of the year and elected to make additional elective deferrals as described above).

        Subject to certain conditions and restrictions, during 2011, a participant could defer under the EDC Plan a portion of his or her compensation with respect to which his or her elective deferrals under the 401(k) Plan were limited as a result of the application of the limitations. In addition, amounts deferred by a participant under the EDC Plan for 2011 were matched under this plan by Forest based on the matching formula used in the 401(k) Plan (which, for 2011, was a dollar-for-dollar match up to 8% of compensation). The EDC Plan also allows for the participant to defer, per an election, all or a portion of his or her bonus compensation. The bonus compensation deferral election must occur prior to the start of the EDC Plan year and is irrevocable. The EDC Plan also provides a participant with an additional employer contribution generally to compensate the participant for reductions in his or her share of employer contributions under the 401(k) Plan by reason of the application of the limitations. The EDC Plan permits distributions only upon a termination of service, except that in-service distributions are permitted as necessary to fulfill a domestic relations order.

        The EDC Plan provides for a slate of investment options, primarily mutual funds (including the options available under the 401(k) Plan) and exchange traded funds that are selected by Forest. Participants may designate from time to time how deferred amounts are deemed to be invested among such options. As a result, the fair value of the liability recorded with respect to the deferred amounts under the EDC Plan will fluctuate due to gains and losses associated with the selected investment options. The amounts credited to participant accounts under the EDC Plan are not held in a trust, and all such amounts are subject to the claims of Forest's creditors. The EDC Plan is designed and operated in a manner that is intended to satisfy the requirements of Section 409A of the Code.

        The following table provides information concerning contributions and distributions to the EDC Plan by Mr. Kennedy and by Forest and the aggregate earnings in Mr. Kennedy's EDC Plan account during 2011:

Name	Executive contributions in last FY (US$)(1)	Registrant contributions in last FY (US$)(2)	Aggregate earnings in last FY (US$)	Aggregate withdrawals/ distributions (US$)	Aggregate balance at last FYE (US$)(3)
Michael N. Kennedy	203,125	12,500	3,037	0	428,222

(1)
Amounts contributed to the EDC Plan by Mr. Kennedy were included in the amount reflected in the "Salary" column of the Summary Compensation Table above.

(2)
Amounts contributed to the EDC Plan by Forest for Mr. Kennedy were included in the amount reflected in the "All other compensation" column of the Summary Compensation Table above.

(3)
Aggregate amounts previously reported as compensation to Mr. Kennedy in the Summary Compensation Table in fiscal year 2009 were US$54,121 and US$119,000 in 2010.

Potential Payments Upon Termination or Change in Control

        The following summaries and table describe and quantify the potential payments and benefits that we would provide to our named executive officers in connection with termination of employment and/or change in control. As discussed above, Mr. Kennedy voluntarily resigned from our company effective July 1, 2011. Mr. Kennedy's resignation did not entitle him to any payments or benefits, and he did not maintain any agreements with us as of December 31, 2011 that would require disclosure pursuant to this section.

  Named Executive Officer Severance Agreements

        We do not maintain formal employment agreements with our named executive officers, but we do have severance agreements with each of our named executive officers (other than Mr. Kennedy) that provide for benefits in the event of certain defined involuntary terminations.

        We entered into severance agreements, dated June 1, 2011, with Messrs. Anderson, Axani and Howe and Ms. Mackenzie, and dated October 12, 2011 with Mr. Bereznicki. The term of each severance agreement continues indefinitely, unless terminated by us, in our sole discretion, within 30 days after the date that is 30 months after June 1, 2011 (October 12, 2011 in the case of Mr. Bereznicki) or within 30 days after each successive 30-month period of time thereafter that the severance agreement is in effect.

        Pursuant to each severance agreement, an executive is entitled to receive severance benefits upon an Involuntary Termination that occurs within two years after the date upon which a Change in Control occurs. Upon such a termination, an executive will receive the following severance benefits: (1) a lump sum cash payment equal to 2.5 times the executive's annual base salary, paid on the date that is 60 days after the date of termination; (2) to the extent that the executive and the executive's dependents (including the executive's spouse and eligible dependents) were covered under our medical and dental benefit plans on the day prior to the date of termination, continued coverage under such plans (or equivalent benefits) for a period of 24 months, or until the executive becomes eligible to receive medical and dental coverage from a subsequent employer, without cost to the executive; and (3) full vesting of any and all outstanding options to purchase our common stock held by the executive and all of the executive's accrued benefits under any and all nonqualified deferred compensation plans sponsored by us shall become immediately non-forfeitable.

        The severance agreements provide that if the severance benefits are not paid when due, an executive is entitled to interest on the amount payable from the date the payment should have been made until the date the payment is made, which such interest shall be calculated at 10% plus the prime rate of interest for Canadian dollar loans announced by JPMorgan Chase Bank, N.A., Toronto Branch (or any successor thereto), on a non-compounded basis. All severance benefits payable under the severance agreements are contingent on the execution and nonrevocation by the executive of a release for our benefit and the benefit of our related entities and agents. No named executive officer has any right to receive a "gross up" for any excise tax imposed by Section 4999 of the Code, or any federal, state and local income tax resulting from payment of severance benefits under a severance agreement.

        For purposes of the severance agreements, the following terms have been given the meanings set forth below:

  (a)
  "Change in Control" means, subject to specific exceptions set forth in the severance agreements, the occurrence of one of the following events: (i) a person or group of persons acquires beneficial ownership of 50% or more of the outstanding common stock of us or the voting securities of us; (ii) a majority of the members of our Board is replaced by members who were not endorsed by at least a majority of the Board members prior to their appointment; or (iii) the consummation of a corporate transaction other than a corporate transaction where (A) the holders of our common stock and voting securities outstanding immediately prior to the transaction continue to hold more than 50% of the then outstanding common stock and voting securities of the surviving entity immediately after the corporate transaction and (B) at least a majority of the members of the Board of the surviving entity were members of our Board immediately prior to the transaction.

  (b)
  "Change in Duties" means the occurrence of any one or more of the following: (i) a significant change in the nature or scope of an executive's authorities or duties from those applicable to him immediately prior to the date on which a Change in Control occurs; (ii) a reduction in an executive's base salary from that provided to him immediately prior to the date on which a Change in Control occurs; (iii) a diminution in an executive's eligibility to participate in bonus, stock option, incentive award and other compensation plans which provide opportunities to receive compensation which are the greater of (A) the opportunities provided by us for employees with comparable duties or (B) the opportunities under any such plans under which the executive was participating immediately prior to the date on which a Change in Control occurs; (iv) a diminution in employee benefits and perquisites applicable to an executive from the greater of (A) the employee benefits and perquisites provided by us to employees with comparable duties or (B) the executive's benefits and perquisites to which he was entitled immediately prior to the date on which a Change in Control occurs; or (v) a change in the location of an executive's principal place of employment by us by more than 50 miles from the location where the executive was principally employed immediately prior to the date on which a Change in Control occurs.

  (c)
  "Involuntary Termination" means a termination of a named executive officer's employment with us by us for any reason other than a Termination for Cause or by the named executive officer within 60 days following the date upon which the named executive officer is subjected to a Change in Duties.

  (d)
  "Termination for Cause" means termination of an executive's employment by us due to the executive's (i) gross negligence in performance of duties, (ii) willful and continued failure to perform duties, (iii) willful engagement in conduct which is materially injurious to us (monetarily or otherwise) or (iv) conviction of a misdemeanor involving moral turpitude or a felony.

  Mr. Kennedy's Severance Agreement

        Forest maintains a severance agreement with Mr. Kennedy, and any payments that would be triggered pursuant to that agreement would be the sole responsibility of Forest. Forest entered into the severance agreement with Mr. Kennedy, effective December 1, 2009, and amended the severance agreement on September 9, 2010. The term of Mr. Kennedy's severance agreement will continue indefinitely, unless terminated by Forest, in its sole discretion, within 30 days after each successive 30 month period of time that the severance agreement is in effect.

        Pursuant to Mr. Kennedy's severance agreement, Mr. Kennedy is entitled to receive severance benefits upon an Involuntary Termination occurring within two years after the date upon which a Change in Control occurs. Upon such a termination, Mr. Kennedy would receive the following severance benefits: (1) a lump sum cash payment equal to 2.5 times the sum of Mr. Kennedy's annual base salary and most recently paid annual bonus, paid on the date that would be 60 days after the date of termination (subject to any payment delay required by Section 409A of the Code); (2) to the extent that Mr. Kennedy and his dependents (including his spouse) were covered under Forest's medical and dental benefit plans on the day prior to the date of termination, continued coverage under such plans (or equivalent benefits) for a period of 24 months, or until Mr. Kennedy becomes eligible to receive medical and dental coverage from a subsequent employer, without cost to Mr. Kennedy; (3) full vesting of any and all outstanding options to purchase common stock of Forest held by Mr. Kennedy and all of Mr. Kennedy's accrued benefits under any and all nonqualified deferred compensation plans sponsored by Forest would become immediately non-forfeitable; (4) any and all outstanding options to purchase common stock of Forest held by Mr. Kennedy would remain exercisable for twelve months following the date of termination or a shorter period as provided for under the terms of such options; and (5) payment of an annual bonus pursuant to Forest's annual incentive plan, based on partial year results, which will be in an amount to be determined by the Forest Committee on or before the date of the Change in Control. If any payment, distribution or benefit, whether pursuant to Mr. Kennedy's severance agreement or otherwise, is subject to the U.S. federal excise tax on "parachute payments,"

then, under the terms of the severance agreement, Forest will be obligated to pay Mr. Kennedy an additional amount as may be necessary so that he realizes, after the payment of any income or excise tax on such additional amount, an amount sufficient to pay all such excise taxes.

        Mr. Kennedy's severance agreement provides that if the severance benefits are not paid when due, Mr. Kennedy would be entitled to interest on the amount payable from the date the payment should have been made until the date the payment is made, which such interest shall be calculated at 10% plus the prime rate of interest announced by JPMorgan Chase Bank (or any successor thereto) at its principal office in New York, on a non-compounded basis. All severance benefits payable under Mr. Kennedy's severance agreement would be contingent on the execution and non-revocation by Mr. Kennedy of a release for Forest's benefit and the benefit of its related entities and agents.

        For purposes of Mr. Kennedy's severance agreement, the terms "Change in Duties," "Involuntary Termination," and "Termination for Cause" had similar meanings to those described above. As utilized in Mr. Kennedy's severance agreement, the term "Change in Control" means the occurrence of one of the following events: (1) one person or a group of persons acquires stock ownership of Forest constituting more than 50% of the total fair market value or total voting power of Forest's stock; (2) a majority of the members of Forest's board of directors is replaced during any 12-month period by directors whose appointments or elections are not endorsed by a majority of the members of the board before the date of such appointment or election; or (3) one person or a group of persons acquires during a 12-month period assets from Forest that have a total gross fair market value (the value of the assets determined without regard to any liabilities associated with such assets) equal to or more than 60% of the total gross fair market value of all of the assets of Forest immediately before such acquisition.

  2011 Stock Incentive Plan Awards

        We entered into phantom stock unit agreements with each of our named executive officers (other than Mr. Kennedy) through which we granted awards of phantom stock units under the 2011 Stock Incentive Plan. The phantom stock unit agreements we entered into with Messrs. Anderson, Bereznicki, Axani and Howe and Ms. Mackenzie provide for the accelerated vesting of phantom stock units upon the occurrence of certain events. Pursuant to the phantom stock unit agreements, if a Corporate Change occurs and an executive has been continuously employed by us from the date the phantom stock unit agreement was entered into until the date of the Corporate Change or if an executive's employment with us is terminated by reason of death, Disability or Involuntary Termination, all phantom stock units shall immediately become fully vested and all forfeiture restrictions shall lapse. Upon the vesting of the phantom stock units, the phantom stock units shall be settled in accordance with the terms of the phantom stock unit agreement.

        For purposes of the phantom stock unit agreements, the following terms have been given the meanings set forth below:

  (a)
  "Corporate Change" means, subject to specific exceptions set forth in the phantom stock unit agreements, the occurrence of one of the following events: (i) the failure of our company to be a surviving entity in any merger, amalgamation, consolidation or other reorganization or business combination, (ii) the sale, lease or exchange of all or substantially all of our assets to any other person or entity, (iii) our company is to be dissolved or liquidated, (iv) any person or group of persons acquires ownership of more than 50% of the outstanding shares of our voting stock or (v) as a result of or in connection with a contested election of directors, the persons who were directors of our company before such election cease to constitute a majority of our Board.

  (b)
  "Disability" means, as a result of an executive's incapacity due to physical or mental illness, the executive shall have been absent from the full-time performance of the executive's duties for six consecutive months and the executive shall not have returned to full-time performance of duties within 30 days after written notice of termination is given to the executive by us.

  (c)
  "Involuntary Termination" means any termination of an executive's employment with us that does not result from (i) a resignation by the executive, (ii) a termination as a result of death or Disability or (iii) a termination of the executive's employment by us by reason of the executive's unsatisfactory performance of duties, to be determined by us in our sole discretion, or final conviction of a misdemeanor involving moral turpitude or a felony.

  Mr. Kennedy's Equity Awards and Other Benefits

        Mr. Kennedy has received equity awards and other benefits from Forest. None of our other named executive officers currently have such agreements with Forest nor do any of our named executive officers receive other benefits from Forest. Forest's retirement policy provides that an individual may retire when he has attained the age of 65, or after attaining age 55 with 15 years of completed service with Forest. Under the terms of Forest's restricted stock agreements and phantom stock unit agreements, upon death or disability, any vesting or forfeiture provisions will lapse and the executive will be entitled to receive the underlying shares or payments. Under the terms of Forest's stock option agreements, upon death, disability or retirement, any vesting or forfeiture provisions will lapse and the executive will be entitled to receive the underlying shares or payments and any outstanding stock options will remain exercisable for a period of 12 months. In addition, upon attaining age 65 or termination of employment due to death or disability, a participant in Forest's 401(k) Plan (including a named executive officer who is a participant) will have a 100% vested interest in his accounts under such plan. Generally, the Forest benefit and incentive plans define retirement as a voluntary resignation on or after reaching age 62 and 15 years of qualifying service, although the severance agreements and Forest's 401(k) Plan provide that retirement means reaching age 65. In connection with Mr. Kennedy's resignation from our company, Mr. Kennedy did not receive any of the foregoing benefits.

  Potential Payments under Severance Agreements and 2011 Stock Incentive Plan Awards

        The following table reflects the estimated payments and other benefits due as of December 31, 2011 pursuant to the severance agreements and the accelerated vesting of the 2011 Stock Incentive Plan awards of each of our named executive officers, assuming, as applicable, that a Change in Control or Corporate Change, as applicable, occurred and such named executive officers were terminated effective December 31, 2011.

        For purposes of the table below, the per-share price of our common stock was assumed to be US$7.01, which was the closing price of our shares on December 31, 2011. Although these amounts represent our best estimate, the actual amounts to be paid to our named executive officers can only be determined on the actual date of separation. Amounts reported above with respect to Mr. Kennedy's account balance under the EDC Plan are not included in the table below but would be distributed to Mr. Kennedy upon his termination of employment.

Name	Cash Payments (US$)(1)	Welfare Benefits (US$)(2)	Accelerated Vesting of 2011 Stock Incentive Plan Awards (US$)(3)	Total (US$)
David M. Anderson President & Chief Executive Officer	937,500	15,716	563,962	1,517,178
Michael N. Kennedy Former Vice President & Chief Financial Officer(4)	—	—	—	—
Edward J. Bereznicki Executive Vice President & Chief Financial Officer	687,500	14,744	273,390	975,634
Douglas Axani Vice President, Exploration	625,000	14,420	225,589	865,009
Gordon Howe Vice President, Land & Negotiations	550,000	12,318	169,193	731,511
Shona Mackenzie Vice President, Engineering & Exploitation	625,000	14,420	225,589	865,009

(1)
As provided for under the severance agreements, represents lump sum cash payment equal to 2.5 times the named executive officer's annual base salary.

(2)
As provided for under the severance agreements, represents the value of the continuation of medical and dental benefits for each named executive officer (and, as applicable, his or her spouse and eligible dependents) under our plans for 24 months.

(3)
As provided for under the phantom stock unit agreements, represents the value of the acceleration and full vesting of phantom stock units.

(4)
As discussed above, Mr. Kennedy resigned on July 1, 2011. In connection with his resignation, Mr. Kennedy did not receive any severance benefits or payments from us or Forest.

Compensation Practices and Risk

        The Compensation Committee has conducted a risk assessment of our compensation policies and practices. All aspects of our compensation programs, including base salary, annual incentive compensation, long-term incentive compensation and benefits, including severance benefits payable upon involuntary termination of employment, have been reviewed in terms of the long-term best interests of stockholders. The Compensation Committee believes that our executive pay practices comprise adequate financial security and incentives for executive officers to achieve our optimal short-term and long-term objectives. The Compensation Committee has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

DIRECTOR COMPENSATION

        Following our IPO, we adopted a compensation program for our non-employee directors that provides compensation to the directors for their services to us, including a US$60,000 base director fee, an additional US$15,000 fee to the Chairman of the Audit and Reserves Committee, an additional US$10,000 fee to the Chairman of any other committee and a US$5,000 fee to other committee members for their service in such roles.

        In addition, our non-employee directors are eligible to receive restricted stock awards or, in the case of our Canadian non-employee directors, phantom stock awards. Upon the completion of our IPO, each of our non-employee directors received, as of such date, an award covering a number of shares of our common stock equal to the quotient obtained by dividing US$100,000 (or, in the case of the Chairman of our Board, US$150,000) by our closing IPO price. The awards will vest upon the earlier of the first anniversary of the completion of the IPO, our change in control or the date of the director's termination of service as a director by reason of death or disability.

        On an annual basis, each non-employee director who is elected to our Board will receive, as of the date of his or her election, an award covering a number of shares of our common stock equal to the quotient obtained by dividing US$100,000 (or, in the case of the Chairman of our Board, US$150,000) by the fair market value of a share of our common stock on the date of his or her election. As of the date of each annual meeting of our stockholders, each of our non-employee directors then in office and who is not entitled to receive (and who has not, during the period beginning on January 1 next preceding the date of such annual meeting and ending on the date of such annual meeting, received) an award as described above will receive an award covering a number of shares of our common stock equal to the quotient obtained by dividing US$100,000 (or, in the case of the Chairman of our Board, US$150,000) by the fair market value of a share of our common stock on the date of such annual meeting. Each award described in this paragraph will be subject to vesting conditions determined in the discretion of our Board or a committee of our Board prior to the time of grant of the award.

        Each non-employee director will be reimbursed for out-of-pocket expenses in connection with attending meetings of our Board or any applicable committees, and each director will be fully compensated by us for actions associated with being a director (to the extent permitted under Delaware law).

        Our employees who also serve as directors do not receive additional compensation. The compensation that we provided to Mr. Anderson for the 2011 fiscal year has been fully disclosed in the Summary Compensation Table above, and he did not receive any compensation from us with respect to his service on our Board for 2011.

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(1)	All Other Compensation (US$)	Total (US$)
H. Craig Clark	—	—	—	—
David M. Fitzpatrick	53,750	100,000	—	153,750
Dale J. Hohm	—	100,000	—	100,000
Loyola G. Keough	56,250	100,000	—	156,250
Patrick R. McDonald	65,000	150,000	—	215,000
Donald McKenzie	18,750	100,000	—	118,750
H. Clayton Peterson(2)	20,000	100,000	—	120,000
Robert Wonnacott	16,250	100,000	—	116,250

(1)
Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, disregarding any estimates of forfeitures relating to service-based vesting conditions. The discussion of the assumptions used in calculating these values can be found in

  Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. As of December 31, 2011, each non-employee director held the following numbers of outstanding equity awards: Mr. Clark, 0 shares of restricted stock; Mr. McDonald, 11,539 shares of restricted stock; Mr. Fitzpatrick, 7,693 phantom stock units; Mr. Keough, 7,693 phantom stock units; Mr. Peterson, 0 shares of restricted stock; Mr. Hohm, 13,652 phantom stock units; Mr. McKenzie, 14,663 shares of restricted stock; and Mr. Wonnacott, 14,663 phantom stock units.

(2)
In connection with his resignation from our Board on August 4, 2011, Mr. Peterson's restricted stock was forfeited.

 AUDIT AND RESERVES COMMITTEE REPORT

        The Audit and Reserves Committee is appointed by the Board of Directors of Lone Pine Resources Inc. to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of Lone Pine's financial statements and financial reporting process and systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements; (2) the independence, qualifications and performance of Lone Pine's independent registered public accounting firm; (3) the effectiveness and performance of Lone Pine's internal audit function; and (4) other matters as set forth in the charter of the Committee, which was approved by the Board.

        Management is responsible for Lone Pine's financial statements and its financial reporting processes, including the systems of internal controls and disclosure controls and procedures. Ernst & Young LLP, the independent registered public accounting firm, is responsible for performing an independent audit of Lone Pine's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Lone Pine for the fiscal year ended December 31, 2011. The Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Committee concerning independence, and the Committee discussed with the independent registered public accounting firm that firm's independence.

        Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements of Lone Pine be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

        Respectfully submitted by the Audit and Reserves Committee of the Board of Directors,

Dale J. Hohm (Chairman) Patrick R. McDonald Robert Wonnacott

 OTHER MATTERS

        As of the date of filing this Proxy Statement, our Board is not aware of any other business or nominee to be presented or voted upon at the Annual Meeting. If any other business or nominee is properly presented, the proxies solicited by our Board will provide the proxy holders with the authority to vote on those matters and nominees in accordance with such persons' discretion. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted by the proxy holder in accordance with the specification.

HOUSEHOLDING

        We may send a single set of proxy materials and other stockholder communications to any household at which two or more stockholders reside unless we have received contrary instructions from those stockholders. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. The proxy materials and other stockholder communications may be householded based on your prior express or implied consent. If you wish to receive a separate copy of our proxy materials for each stockholder sharing your address in the future, please contact our Corporate Secretary by mail at our principal executive offices, which are located at Suite 1100, 640 -  5th Avenue SW, Calgary, Alberta T2P 3G4, by phone at (403) 292-8000 or by email at info@lonepineresources.com, and we will promptly deliver to you the requested material. You may also contact us in the same manner if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

        Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2013 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. No stockholder proposal was received for inclusion in this Proxy Statement.

        In addition to the requirements of Rule 14a-8, and as more specifically provided for in our Second Amended and Restated Bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our annual meeting of stockholders, it must be either specified in the notice of the meeting given by our Corporate Secretary or otherwise brought before the meeting by or at the direction of our Board or any committee thereof or by a stockholder of record at the time the notice was provided, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our Second Amended and Restated Bylaws. A stockholder making a nomination for election to our Board or a proposal of business for the 2013 Annual Meeting of Stockholders must deliver proper notice to our Corporate Secretary at least 90 days but not more than 120 days prior to the first anniversary date of the 2012 Annual Meeting of Stockholders. In other words, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2013 Annual Meeting of Stockholders, it should be properly submitted to our Corporate Secretary no earlier than January 16, 2013 and no later than February 15, 2013.

        Under Rule 14a-4(c) of the Exchange Act, our Board may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2013 Annual Meeting of Stockholders that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board intends to exercise its discretion to vote on the matter, unless we are notified of the proposal on or before February 19, 2013, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of the matter after February 19, 2013, and the matter nonetheless is permitted to be presented at the 2013 Annual Meeting of Stockholders, our Board may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

        If we increase the number of directors to be elected at an annual meeting, we must make a public announcement naming all of the nominees for director and specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting. However, if we fail to make such an announcement, a stockholder's notice regarding the nominees for the new positions created by the increase will be considered timely if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which the public announcement is first made.

        For each individual that a stockholder proposes to nominate as a director, the stockholder's written notice to our Corporate Secretary must include the potential candidate's name, contact information, biographical information and qualifications. The notice must also include the potential candidate's written consent to being named in our proxy statement as a nominee and to serving as a director if nominated and elected. For any other business that a stockholder desires to bring before an annual meeting, the stockholder notice must provide a brief description of such business, the text of the proposal or business, the reasons for conducting the business and any material interest in the business of the stockholder and any beneficial owner on whose behalf the stockholder has made the proposal. Finally, if a stockholder provides notice for either event described above, the notice must also include the following information in addition to any other information required by Rule 14a-8:

  •
  the name and address of the stockholder as it appears on our books;

  •
  the name and address of the beneficial owner, if any, as it appears on our books;

  •
  the class or series and the number of shares of our stock that are owned beneficially and of record by the stockholder and the beneficial owner;

  •
  description of any agreement, arrangement or understanding with respect to the nomination or proposal among such stockholder and/or such beneficial owner, any of their respective affiliates or associates and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee;

  •
  a description of any agreement, arrangement or understanding by such stockholder and such beneficial owners the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such stockholder or such beneficial owner, with respect to our stock;

  •
  a representation that the stockholder is a holder of record entitled to vote and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

  •
  a representation whether the stockholder or the beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination.

 2011 ANNUAL REPORT

        A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, but not including exhibits, is available at www.lonepineresources.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, excluding exhibits, will be furnished at no charge to each person to whom a proxy statement is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. Such requests should be directed to our Corporate Secretary, by mail at Suite 1100, 640 -  5th Avenue SW, Calgary, Alberta T2P 3G4, by phone at (403) 292-8000 or by email at info@lonepineresources.com.

APPENDIX A

LONE PINE RESOURCES INC.
2012 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose

        The Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan is intended to provide an incentive for employees of Lone Pine Resources Inc. and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and as an "employee savings or thrift plan" for the purposes of the ITA. The provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code and the provisions of the ITA concerning an "employee savings or thrift plan".

Section 2. Definitions

        Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

        (a)   "Board" means the Board of Directors of the Company or a duly authorized committee thereof.

        (b)   "Code" means the Internal Revenue Code of 1986, as amended.

        (c)   "Committee" means the Compensation Committee of the Board.

        (d)   "Company" means Lone Pine Resources Inc., a Delaware corporation.

        (e)   "Date of Exercise" means the last day of each Option Period.

        (f)    "Date of Grant" means July 1, 2012, and, thereafter, the first day of each successive October, January, April, and July.

        (g)   "Eligible Compensation" means regular straight-time earnings or base salary, determined before giving effect to any salary reduction agreement pursuant to (i) a qualified cash or deferred arrangement (within the meaning of Section 401(k) of the Code), or (ii) a cafeteria plan (within the meaning of Section 125 of the Code). Eligible Compensation shall not include overtime, bonuses, commissions, severance pay, incentive pay, equity-based compensation, shift premium differentials, pay in lieu of vacation, reimbursements, or any other special or incentive payments excluded by the Committee in its discretion (applied in a uniform basis).

        (h)   "Eligible Employee" means, with respect to each Date of Grant, each employee of the Company or a Participating Company who, as of such Date of Grant, is regularly scheduled to work more than 20 hours per week and more than five months in any calendar year.

        (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (j)    "ITA" means the Income Tax Act (Canada) and the regulations thereto, as amended.

        (k)   "Option Period" means the three month period beginning on each Date of Grant.

        (l)    "Option Price" shall have the meaning assigned to such term in Section 8(b).

        (m)  "Participating Company" means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to Section 4.

        (n)   "Plan" means this Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan, as amended from time to time.

        (o)   "Restriction Period" means the period of time during which shares of Stock acquired by a participant in the Plan may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by such participant as provided in Section 8(d).

        (p)   "Stock" means the Company's common stock, par value $0.01 per share.

Section 3. Administration of the Plan

        The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall make such decisions or determinations and take such actions in its sole discretion, and all such decisions, determinations and actions made or taken by the Committee pursuant to this and the other sections of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action made or taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems appropriate.

Section 4. Participating Companies

        The Committee may designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan at any time. Moreover, the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

Section 5. Eligibility

        Subject to the provisions hereof, all Eligible Employees as of a Date of Grant shall be eligible to participate in the Plan with respect to options granted under the Plan as of such date.

Section 6. Stock Subject to the Plan

        Subject to the provisions of Section 13, the aggregate number of shares that may be sold pursuant to options granted under the Plan shall not exceed 750,000 shares of authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

 Section 7. Grant of Options

        (a)    In General.    Commencing on July 1, 2012, and continuing while the Plan remains in force, the Company shall, on each Date of Grant, grant an option under the Plan to purchase shares of Stock to each Eligible Employee as of such Date of Grant who elects to participate in the Plan; provided, however, that no option shall be granted to an Eligible Employee if such individual, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code). Except as provided in Section 13, the term of each option shall be for three months, which shall begin on a Date of Grant and end on the last day of such three-month period. Subject to Section 7(d), the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with Section 7(b), divided by (ii) the Option Price of the Stock applicable to the Option Period, rounded down to the nearest whole share; provided, however, that the maximum number of shares of Stock that may be subject to any option for a participant may not exceed 7,500 (subject to adjustment as provided in Section 13).

        (b)    Election to Participate; Payroll Deduction Authorization.    An Eligible Employee may participate in the Plan only by means of payroll deduction. Except as provided in Section 7(f), each Eligible Employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates a specified whole dollar amount or an integral percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than one percent nor exceed 15 percent. All payroll deductions shall be made net of any applicable withholding taxes or other source deductions.

        (c)    Changes in Payroll Authorization.    The payroll deduction authorization referred to in Section 7(b) may not be changed during the Option Period. However, a participant may withdraw from the Plan as provided in Section 9.

        (d)    $25,000 Limitation.    No employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

        (e)    Leaves of Absence.    During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation § 1.421-1(h)(2), a participant's elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation § 1.421-1(h)(2), then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this Section 7(e), then for purposes of the Plan he shall be considered to have terminated his employment and withdrawn from the Plan pursuant to the provisions of Section 9. Further, notwithstanding the preceding provisions of this Section 7(e), if a participant takes a leave of absence that is described in the first or third sentence of this Section 7(e) and such leave of absence exceeds three months, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of Section 9 and terminated his employment on the first day immediately following such three-month period.

        (f)    Continuing Election.    Subject to the limitation set forth in Section 7(d), a participant (i) who has elected to participate in the Plan pursuant to Section 7(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by Section 7(d) shall recommence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to Section 7, withdraws from the Plan as provided in Section 9, or is terminated from participation in the Plan as provided in Section 10.

Section 8. Exercise of Options

        (a)    General Statement.    Subject to the limitation set forth in Section 7(d), each participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each Date of Exercise to the extent his accumulated unused payroll deductions under the Plan are sufficient to purchase at the applicable Option Price whole shares of Stock and to the extent the issuance of Stock to such participant upon such exercise is lawful, and such amount of payroll deductions as is equal to the aggregate Option Price for all such whole shares shall be deducted from the Participant's account under the Plan and applied to the purchase of the shares and payment therefor. Any amount relating to such option that remains in his account under the Plan shall be applied to the purchase of shares of Stock during the next Option Period as if such participant had contributed such amount by payroll deduction to the Plan during such Option Period for the option that relates thereto. If the total number of shares of Stock for which options are exercised on any Date of Exercise exceeds the maximum number of shares then available for sale under the Plan, then the Company shall allocate the available shares by reducing participants' designated payroll deduction authorization percentages in order of the highest percentages until the excess is eliminated, and any remaining balance of payroll deductions credited to the account of a participant under the Plan shall be refunded to him promptly.

        (b)    "Option Price" Defined.    The term "Option Price" shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the fair market value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is less. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the New York Stock Exchange on that date (or, if no shares of Stock have been traded on that date, on the next regular business date on which shares of the Stock are so traded). Notwithstanding the preceding sentence, in the event the Stock is not listed on the New York Stock Exchange at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, subject to applicable law and the requirements of any stock exchange or other marketplace on which the Stock is then listed.

        (c)    Delivery of Shares.    As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise, in the aggregate, by all of the participants hereunder. Such custodian shall keep accurate records of the beneficial interests of each participant in such shares by means of participant accounts under the Plan, and shall provide each participant with quarterly or such other periodic statements with respect thereto as may be directed by the Committee.

If the Company is required to obtain from any commission or agency (whether U.S. or foreign) authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option.

        (d)    Restrictions on Transfer.    The Committee may from time to time specify with respect to a particular grant of options the Restriction Period that shall apply to the shares of Stock acquired pursuant to such options. Unless otherwise specified by the Committee, the Restriction Period applicable to shares of Stock acquired under the Plan shall be a period of six months after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan, such shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the participant who has purchased such shares; provided, however, that such restriction shall not apply to the transfer, exchange or conversion of such shares of Stock pursuant to a merger, consolidation or other plan of reorganization of the Company, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, the transfer restrictions set forth in this Section 8(d) shall cease to apply and the participant may, pursuant to procedures established by the Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Stock in his account under the Plan that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this Section 8(d) and to assure compliance with applicable laws.

Section 9. Withdrawal from the Plan

        (a)    General Statement.    Any participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

        (b)    Eligibility Following Withdrawal.    A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

Section 10. Termination of Employment

        (a)    General Statement.    Except as provided in Section 10(b), if the employment of a participant with the Company or a Participating Company terminates for any reason whatsoever, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment, and thereupon his interest in unexercised options under the Plan shall terminate. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

        (b)    Termination by Retirement, Death or Disability.    If the employment of a participant terminates after such participant has attained age 65 or due to such participant's death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), then such participant, or such participant's personal representative, as applicable, shall have the right to elect either to:

            (i)  withdraw all of such participant's accumulated unused payroll deductions under the Plan; or

           (ii)  exercise such participant's option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of whole shares of Stock which such participant's accumulated unused payroll deductions under the Plan at the date of termination of employment will purchase at the applicable Option Price (subject to Section 7(d)), and receive a payment from the Company promptly after such exercise in the amount of such participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

        The participant or, if applicable, such personal representative, must make such election by giving written notice to the Company at such time and in such manner as the Company prescribes. In the event that no such written notice of election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected as set forth in clause (ii) above.

Section 11. Restriction Upon Assignment of Option

        An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom the option is granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

Section 12. No Rights of Shareholder Until Exercise of Option

        With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a shareholder, and he shall not have any of the rights or privileges of a shareholder, until such option has been exercised and the shares subject to such option have been delivered to the custodian pursuant to Section 8. With respect to an individual's Stock held by the custodian pursuant to Section 8, the custodian shall, as soon as practicable, pay the individual any cash dividends attributable thereto or credit such dividends to such individual's account (as directed by the Committee in its discretion applied in a uniform manner) and shall, in accordance with procedures adopted by the custodian, facilitate the individual's voting rights attributable thereto.

Section 13. Changes in Stock; Adjustments

        Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action shall be taken by the Committee to prevent the dilution or enlargement of rights by adjusting accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

        If the Company shall not be the surviving corporation in any merger, consolidation or other business combination or reorganization (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the

Committee, which date shall be on or before the effective date of such merger, consolidation or other business combination or reorganization or such dissolution or liquidation, and (ii) upon such effective date all unexercised options, if any (and determined after taking into account the exercise described in the preceding clause (i)), shall expire and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

Section 14. Use of Funds; No Interest Paid

        All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant.

Section 15. Term of the Plan

        The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such shareholder approval, and, if the shareholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised hereunder, and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of Section 16, the Plan shall terminate upon and no further payroll deductions shall be made and no further options shall be granted after 10 years from the date the Plan is adopted by the Board.

Section 16. Amendment or Termination of the Plan

        The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would materially impair the rights of the optionee without the consent of such optionee.

Section 17. Securities Laws

        The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state, provincial, local or foreign laws, rules or regulations, or the requirements of any stock exchange or other marketplace upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares.

        Any action by an Eligible Employee to commence participation or withdraw from the Plan, to change his payroll deduction authorization, or to sell or otherwise trade any shares of Stock in his account under the Plan, shall be subject to compliance with applicable securities laws and regulations, including laws and regulations concerning the use of material undisclosed information. Further, any such action and all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time.

        The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 18. No Restriction on Corporate Action

        Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

Section 19. Miscellaneous Provisions

        (a)    Parent and Subsidiary Corporations.    For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) and (f) of the Code.

        (b)    Number and Gender.    Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

        (c)    Headings.    The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

        (d)    Not a Contract of Employment.    The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

        (e)    Compliance with Applicable Laws.    The Company's obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, provincial, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a non-U.S. jurisdiction if (i) the grant of an option under the Plan to a citizen or resident of such jurisdiction is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of such jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

        (f)    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

        (g)    Governing Law.    All provisions of the Plan shall be construed in accordance with the laws of Delaware except to the extent preempted by federal law.

        (h)    Electronic and/or Telephonic Documentation and Submission.    Any of the payroll deduction authorizations, notices, forms, designations and other documents referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

        (i)    Taxes.    Any income taxes, withholding taxes or other levies on income of an Eligible Employee applied by any federal, provincial, state, local or foreign government arising from the Plan or the Eligible Employee's participation therein shall be paid by such Eligible Employee, including, without limitation, any such taxes payable on (i) any amount contributed by an Eligible Employee to the purchase of shares of Stock, (ii) the benefit derived from acquiring shares of Stock at an Option Price that is less than the fair market value of such shares, and (iii) the transfer of shares of Stock to the Eligible Employee or a person designated by the Eligible Employee, including a sale or other disposition of the shares.

        Each of the Company and any Participating Company, as applicable, is authorized to deduct, or cause to be deducted, from any amounts payable to an Eligible Employee, either under the Plan or otherwise, any amounts which are required to be withheld on account of taxes, and all such amounts shall be remitted to the appropriate government authority in accordance with applicable federal, provincial, state, local or foreign law, including the ITA. Each of the Company and any Participating Company, as applicable, may also undertake any other action reasonably necessary to permit compliance with applicable tax withholding laws, including, without limitation, withholding a portion of the shares of Stock otherwise deliverable to or for the account of an Eligible Employee or requiring, as a condition to the transfer of shares of Stock to the Eligible Employee or a person designated by the Eligible Employee, payment of any applicable withholding tax.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions below to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Daylight Time, on May 15, 2012. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on May 15, 2012. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you would like to attend the Annual Meeting and vote in person, please review the requirements in the accompanying proxy statement. For directions to and a map of the Annual Meeting, visit the Investor Relations portion of the company's website at www.lonepineresources.com. LONE PINE RESOURCES INC. SUITE 1100, 640-5TH AVENUE SW CALGARY, ALBERTA CANADA T2P 3G4 M44369-P23669 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. LONE PINE RESOURCES INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR the following nominees: ! ! ! 1. Election of the three Class I director nominees. 01) Dale J. Hohm 02) Loyola G. Keough 03) Donald McKenzie The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. Approval of the Lone Pine Resources Inc. 2012 Employee Stock Purchase Plan. ! ! ! 3. Advisory vote to approve named executive officer compensation. 1 Year 3 Years 2 Years Abstain The Board of Directors recommends you vote 3 years on the following proposal: ! ! ! ! 4. Advisory vote on the frequency of executive compensation advisory votes. For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 5. Ratification of the appointment by the Audit and Reserves Committee of Ernst & Young LLP as the independent registered public accounting firm of Lone Pine Resources Inc. for the year ending December 31, 2012. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. ! For address changes or comments, please check this box and write them on the back where indicated. ! ! Please check this box if you plan to attend the Annual Meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 16, 2012: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2011 are available at www.proxyvote.com. M44370-P23669 LONE PINE RESOURCES INC. Annual Meeting of Stockholders May 16, 2012 at 9:30 a.m., Mountain Daylight Time This proxy is solicited by the Board of Directors The undersigned stockholder of Lone Pine Resources Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement for the 2012 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2011 and hereby appoints Edward J. Bereznicki and Charles R. Kraus, and each of them singly, as proxies, with full power of substitution, to vote all of the shares of Common Stock of LONE PINE RESOURCES INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m., Mountain Daylight Time, on May 16, 2012, at The Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, T2P 0H9, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof. Address changes or comments: ______________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any address changes or comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side